As filed with the Securities and Exchange Commission on April 21, 2014

Registration No. 333-122235

811-21703

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

ADVISORS EDGE® NY VARIABLE ANNUITY

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.

Post-Effective Amendment No. 13

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 14

TFLIC SEPARATE ACCOUNT VNY

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Ave.

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Transamerica Financial Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

☐	Immeidately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2014, pursuant to paragraph (b) of Rule 485.
☐	60 Days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On , pursuant to paragraph (a)(1) of Rule 485.

If appropriated, check the following box:

THE ADVISOR’S EDGESM NY

VARIABLE ANNUITY

Issued Through

TFLIC Separate Account VNY

By

Transamerica Financial Life Insurance Company

Prospectus

May 1, 2014

The Advisor’s EdgeSM NY Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”). The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (‘SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies and the separate account investment choices:

•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency
•	are not guaranteed to achieve their goal
•	are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio companies listed below:

Columbia Funds Variable Insurance Trust

DFA Investment Dimensions Group Inc.

Federated Insurance Series

Fidelity® Variable Insurance Products Fund

Transamerica Series Trust

Vanguard® Variable Insurance Fund

Wanger Advisors Trust

Wells Fargo Advantage Variable Trust Funds

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

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Contents

4	Glossary	23	Annuity Payments

5	Summary	25	Death Benefit

9	Fee Table	27	Tax Information

10	Example	36	Additional Features

11	The Annuity Policy	37	Other Information

11	Purchase	41	Table of Contents of Statement of Additional Information

14	Investment Choices	42	Appendix A: Portfolios Associated with the Subaccounts

18	Performance	46	Appendix B (Condensed Financial Information)

19	Expenses	66	Appendix C: Death Benefit - Adjusted Partial Withdrawal

21	Access to Your Money	67	Appendix D: Architect Guaranteed Lifetime Withdrawal Benefit

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative Office – Transamerica Financial Life Insurance Company, Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa
52499. 800-525-6205

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the Policy.

Business Day – A day when the New York Stock Exchange is open for business.

Code – The Internal Revenue Code of 1986, as amended.

Good Order – An instruction that TFLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TFLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Nonqualified Policy – A Policy other than a qualified policy.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual Policy.

Policy – The individual Policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

—	Premium Payments; minus
—	partial withdrawals; plus or minus
—	accumulated gains or losses in the separate account; minus
—	service charges, premium taxes, if applicable, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to TFLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – TFLIC Separate Account VNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each Policy Anniversary for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TFLIC the information it requires. For some transactions, TFLIC may accept an electronic notice. Such electronic notice must meet the requirements for good order that TFLIC establishes for such notices.

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SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.      THE ANNUITY POLICY

The Advisor’s EdgeSM NY Variable Annuity

Advisor’s EdgeSM NY is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (“TFLIC, “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios that you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See Annuity Payments for more information about Annuity Payment Options.

2.      PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for

Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.      INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the TFLIC Separate Account VNY (the “Separate Account”). The Separate Account contains a number of subaccounts that invest exclusively in shares of corresponding Portfolios (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TFLIC, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

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4.      PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, TFLIC may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.      EXPENSES

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals.

TFLIC will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a service charge of up to $30 for policy administration expenses. In no event will the Service Charge exceed 2% of the Policy Value on the Policy Anniversary. The Service Charge will not be deducted on a Policy Anniversary if at this time, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the Policy Value equals or exceeds $50,000.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.      ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500.

You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

7.      ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down.

8.      DEATH BENEFIT

If the annuitant dies before the income phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the Policy Value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

—      Return of Premium

—      Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the Policy Date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the Policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.      TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59 1⁄2 when you take money out, you may incur a 10% federal

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penalty tax on the taxable earnings. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income.

10.    ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features may not be suitable for your particular situation. These include the following:

—      You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “Systematic Payout Option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

—      We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”

—      You can arrange to have a certain amount of money (at least $500) automatically transferred from the Federated Prime Money Fund II Subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.    OTHER INFORMATION

Right to Cancel Period

The Policy provides for a Right to Cancel Period of 20 days plus a 5-day period to allow for mail delivery. The amount of the refund will generally be the Policy Value. No fees or charges will be deducted from the Policy Value (except separate account charges that are included in the Policy Value calculation.) You bear the risk of any decline in Policy Value during the Right to Cancel Period. To cancel your investment, please return your Policy to us or to the advisor from whom you purchased the Policy. A returned Policy will be deemed void.

Section 1035 Exchanges

Before exchanging one annuity for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the Policy described in this prospectus, you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; then, other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange another annuity contract for this Policy unless you determine, after knowing all of the facts, that the change is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a 1035 Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity policies.

TFLIC Separate Account VNY

The Separate Account is a unit investment trust registered with the SEC and operating under New York law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Other Topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information.

12.    INQUIRIES AND POLICY AND POLICYHOLDER  INFORMATION

If you need more information about the Advisor’s EdgeSM NY Variable Annuity or want to make a transaction, then call or write to our Administrative Office at:

Transamerica Financial Life Insurance Company Administrative Office

Attention: Customer Care Group

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

800-525-6205

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You may check your policy at www.transamericaannuities.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.	You should protect your logon information, because on-line options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

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FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. For a complete discussion of Policy costs and expenses, see Section 5, “Expenses.”

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(2)	$10
Special Service Fee(3)	$0 - $25

(1)	The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”
(2)	TFLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.
(3)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.40%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.55%
Optional Separate Account Annual Expenses:
Annual Step-Up to Age 81 Death Benefit	0.20%
Return of Premium Death Benefit	0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)	0.75%

Optional Rider Fees – No Longer Available for New Sales
Architect Guaranteed Lifetime Withdrawal Benefit(2)	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Annual Step-Up to Age 81 Death Benefit.
(2)	The fee is a percentage of the total withdrawal base. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments. See Appendix D.

The next item shows the lowest and highest total operating expenses charged by the portfolio companies for the year ended December 31, 2013 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.16%	1.75%

(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2013 (unless otherwise noted) and was provided to TFLIC by the underlying funds, their investment advisors or managers, and TFLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

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EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2013, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods and assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit rider (which is no longer available for new sales) has been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$354	$1072	$1806	$3717
Return of Premium Death Benefit Option (0.60%)	$339	$1028	$1733	$3575
Policy Value Death Benefit Option (0.55%)	$334	$1013	$1709	$3527

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2013, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods and assuming a 5% annual rate of return. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$255	$784	$1339	$2852
Return of Premium Death Benefit Option (0.60%)	$240	$738	$1264	$2703
Policy Value Death Benefit Option (0.55%)	$235	$723	$1239	$2653

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

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1.      THE ANNUITY POLICY

The Advisor’s EdgeSM NY variable annuity is a flexible-premium variable annuity offered by TFLIC. The Policy provides a means of investing on a tax-deferred basis in various Portfolios.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s EdgeSM NY variable annuity is a contract between you, the Policy Owner, and TFLIC, the issuer of the Policy.

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

—      Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts)

—     Withdraw all or part of your money with no surrender penalty charged by TFLIC, although you may incur income taxes and a 10% penalty tax. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into TFLIC Separate Account VNY. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TFLIC but are accounted for separately from TFLIC’s other assets and can be used only to satisfy its obligations to Policy Owners.

2.      PURCHASE

Customer Order Form and Issuance of Policies

To invest in the Advisor’s EdgeSM NY variable annuity, you should send a completed customer order form and your initial Premium Payment to the

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address indicated on the customer order form. If you wish to make a personal delivery by hand or courier to TFLIC of your completed customer order form and initial Premium Payment (rather than through the mail), do so at our Administrative Office, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. TFLIC will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger.

If the customer order form and any other required documents are received in good order, TFLIC will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, TFLIC will also send a Policy acknowledgment form, which you should complete, sign, and return in accordance with its instructions.

If TFLIC cannot credit the initial Premium Payment because the customer order form or other required documentation is incomplete, TFLIC will contact the applicant in writing, explain the reason for the delay, and refund the initial Premium Payment within five Business Days unless the applicant consents to TFLIC’s retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

DEFINITION

Qualified Policy

In addition to Non-Qualified Policies, TFLIC also offers the Advisor’s EdgeSM NY as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium

Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, customer order form and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

—      The minimum initial Premium Payment for a Non-Qualified Policy is $10,000.

—      The minimum initial Premium Payment for a Qualified Policy is $1,000.

—      You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.

—      We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Financial Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by TFLIC will be returned.

—      We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

—      You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.

—      Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.

—      For issue ages 0 – 80, we reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to require prior approval of any cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for Policies with the same Owner or same Annuitant issued by us or an affiliate.

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—      Your initial net Premium Payment will be invested on the Policy Date among the Subaccounts selected in your customer order form. See Allocation of Premium Payments, below, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 800-525-6205.

Allocation of Premium Payments

You specify on the customer order form what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. TFLIC reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to TFLIC. Requests for Transfers received in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

What’s My Policy Worth Today?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day,

plus –

—      any additional net Premium Payments credited

—      any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected minus –

—      any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected

—      the daily Mortality and Expense Risk Fee

—      the daily Administrative Expense Charge

—      the Annual Policy Service Charge, if applicable

—      any withdrawals

—      any charges for Transfers made after the first twelve in a Policy Year

—      any Premium Taxes, if applicable, that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m Eastern time) and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, TFLIC will credit a certain number of Accumulation Units to your Policy. TFLIC determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount.

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The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.      INVESTMENT CHOICES

The Advisor’s EdgeSM NY variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. However, you should not expect that the investment results of the Portfolios will be comparable to those of any publicly available funds or portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Portfolios. You should read the prospectuses for the Portfolios carefully before you invest. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Note: If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Portfolios

The Portfolios offered through this product are selected by TFLIC, and TFLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the Portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as a Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

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We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

TFLIC cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. TFLIC retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. TFLIC reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of TFLIC, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of TFLIC, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by TFLIC. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. TFLIC may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, TFLIC will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, TFLIC may, at its discretion, close a subaccount to new investments. Any subsequent Premium Payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, TFLIC will require new instructions. If TFLIC does not receive new instructions, the requested transaction will be canceled and any Premium Payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your Policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., Policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued Policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment choices you have value allocated to and which are open to new investment.

In the event of any such substitution or change, TFLIC may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, TFLIC also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

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Transfers Among the Subaccounts

Should your investment goals change, you may make transfers of money among the Subaccounts, subject to limitations described above which we reserve the right to impose, and the following conditions:

—      You may make requests for transfers in writing. TFLIC will process requests it receives in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

—      The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).

—      TFLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.

—      There are no transfers permitted out of the Dollar Cost Averaging Option except through the Dollar Cost Averaging Program.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow

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that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

—      impose redemption fees on transfers; or

—      expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

—      provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other

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persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.      PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

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Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

Yield And Effective Yield

TFLIC may also show yield and effective yield figures for the money market Subaccount. “Yield” refers to the income generated by an investment in the money market Subaccount over a seven-day period, which is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the money market Subaccount is assumed to be reinvested. Therefore, the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Policy Service Charge or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio may advertise its yield and total return investment performance. For each Subaccount other than the money market Subaccount for which TFLIC advertises yield, TFLIC shall furnish a yield quotation referring to the Subaccount computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return, and a list of the indexes and other benchmarks used in evaluating a Subaccount’s performance.

The performance measures discussed above reflect results of the Subaccounts and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service that ranks mutual funds and other investment companies by overall performance, investment objectives, and assets. Performance may also be tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

5.      EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and Dollar Cost Averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; or (2) your Policy Value equals or exceeds $50,000.

Mortality and Expense Risk Fee

TFLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option, you select on the customer order form. For the Policy Value Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%.

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For the Annual Step-Up to age 81 Death Benefit Option the mortality and expense risk fee is at an annual rate of 0.60%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TFLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TFLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

TFLIC assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which TFLIC guarantees a number of payments over a life or joint lives, TFLIC assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, TFLIC assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that TFLIC assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above the rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Expense Charge

TFLIC assesses each Policy an annual Administrative Expense Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that

we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

—      Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

—      Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

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The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to TFLIC and/or TCI
Portfolio	Maximum Fee % of assets(1)
AllianceBernstein Variable Products Series Fund, Inc.	0.45%
Columbia Funds Variable Insurance Trust	0.35%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Insurance Trust	0.00%
Transamerica Series Trust(2)	0.25%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.35%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)	TST: Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2013 we received $6,874,208.52 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.      ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

—      by making a full or partial withdrawal;

—      by your beneficiary in the form of a Death Benefit ; and

—      by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

—      Premium Payments; minus

—      partial withdrawals; plus or minus

—      accumulated gains or losses in the separate account; minus

—      service charges, rider fees, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500. Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that TFLIC receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

—      the value of your Policy; plus or minus

—      any applicable service charges.

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To make a withdrawal, send your written request on the appropriate TFLIC form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Payment of Full or Partial Withdrawal Proceeds

TFLIC will pay cash withdrawals within seven business days after receipt (in good order at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which TFLIC may delay the payment beyond seven days:

—      the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted

—      an emergency exists as defined by the SEC, or the SEC requires that trading be restricted

—      the SEC permits a delay for your protection as a Policy Owner

—      the payment is derived from premiums paid by check, in which case TFLIC may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Prime Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

—      Any surrenders over $250,000;

—      Certain surrenders on or within 15 days of an ownership change;

—      Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

—      Any surrender when the Company does not have an originating or guaranteed signature on file.

—      Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

—      National and state banks

—      Savings banks and savings and loan association;

—      Securities brokers and dealers; and

—      Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

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Tax Withholding on Withdrawals

If you do not provide TFLIC with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires TFLIC to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.      ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Policy Owner, you exercise control over when the Income Phase begins by specifying an Annuity Commencement Date on the customer order form when you purchase the Policy. The Annuity Commencement Date is the date on which annuity payments begin. You can generally change the Annuity Commencement Date at any time by giving us 30 days notice (in good order) with the new date or age, as long as the Annuitant or Joint Annuitant is living. The latest annuity commencement date generally cannot be after the date specified in your policy unless a later date is agreed to by us.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. TFLIC will use your Policy Value to provide these annuity payments. If the Policy Value on the Annuity Commencement Date is less than $2,000, TFLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (TFLIC reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

—      Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

—      Payment Option 2—Life Income. You may choose between:

        Fixed Payments

—      No Period Certain–We will make level payments only during the annuitant’s lifetime.

—      Period Certain—We will make level payments for the longer of the annuitant’s lifetime or a period you choose, which may be from 10 to 20 years.

—      Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this, Annuity Payment Option.

        Variable Payments

—      No Period Certain—Payments will be made only during the lifetime of the annuitant.

—      10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

—      Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option,

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with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

—      Payment Option 4—Joint and Survivor Annuity. You may choose between:

        Fixed Payments

—      No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

        Variable Payments

—      No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Note: Other annuity payment options may be arranged by agreement with TFLIC. Some annuity payment options may not be available for all policies, all ages or in all states; or we may limit certain options to ensure they comply with applicable tax law provisions.

If your Policy is a qualified policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

—      you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and

—      the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

—      we may make only one (two, three, etc.) annuity payments.

IF:

—      you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

—      the person receiving payments dies prior to the end of the guaranteed period;

THEN:

—      the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping TFLIC informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain subject to certain exceptions for qualified policies, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, TFLIC determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of

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male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

—      If an Annuity Payment Option is not selected, TFLIC will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.

—      TFLIC reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Policy Value is less than $2,000, TFLIC reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.

—      From time to time, TFLIC may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.

—      If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without TFLIC’s consent.

—      At the time TFLIC calculates your Annuity Payments, TFLIC may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.

—      Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.

—      If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

—      You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that

Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

—      If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep TFLIC informed of the Payee’s most current address of record.

8.      DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving owner(s) when the Annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit via partial withdrawals, or lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has

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provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

The Company may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

—      you (owner) are both the annuitant and sole owner of the policy; and

—      you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

—      you (owner) are not the annuitant; and

—      the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

—      you (owner) are not the annuitant; and

—      you die before the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death for the Policy Value. Distribution requirements apply to the Policy Value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

—       you (owner) are not the annuitant; and

—       you die on or after the annuity commencement date; and

—       the entire interest in the policy has not been paid to you;

THEN:

—       the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

Succession of Ownership

If any owner (who is not the annuitant) dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

—      any surviving owner;

—      primary beneficiary;

—      contingent beneficiary; or

—      owner’s estate.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit are reset on the date the spouse continues the policy. See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated

26

as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

Amount of Death Benefit

The death benefit may be paid as lump sum or as annuity payments. The “base policy” death benefit will be the greater of:

—      Policy Value on the date we receive the required information in good order at our Administrative Office; or

—      Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the Guaranteed Minimum Death Benefit Options (listed below) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the Policy Owner or Annuitant, the death benefit will be the Policy Value as of the date we receive all necessary information in good order.

A.     Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

—      the total Premium Payments;

—      less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.     Annual Step-Up To Age 81 Death Benefit

Under this option on each Policy Anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that Policy Year. The death benefit is equal to:

—      the largest Policy Value on the Policy Date or on any Policy Anniversary before the earlier of the date of the Annuitant’s death or the Annuitant’s 81st birthday; plus

—      any Premium Payments since that date; minus

—      any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the Annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix C for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial withdrawal.

9.      TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

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Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies.

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The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

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Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

—      Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

—      Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy over the “investment in the policy.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

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The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Partial Annuitization

Under a tax provision enacted in 2010, if part of a

non-qualified annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity policy for another annuity policy or a qualified long-term care insurance contract. Generally, an annuity policy issued in an exchange for another annuity policy is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity policy, we may require that you provide information relating to the federal income tax status of the previous annuity policy to us.

Revenue Procedure 2011-38 significantly ease the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new policy.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain

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circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. Please consult a tax adviser for more information.

Same Sex Relationships

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional and the Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the policy consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this policy or any riders by persons who do not meet the definition of “spouse” under federal law – e.g., domestic and civil union partners - may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the Contract. There are several unanswered questions regarding the scope and impact of this ruling and the subsequent guidance provided by the Internal Revenue Service. Please consult a tax adviser for more information on this subject.

Taxation of Surrenders and Partial Withdrawals-Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf.

If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified polices. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion.

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An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,340,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions

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may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in July of 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum

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required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Qualified Plan Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year

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in which the owner (or plan participant) reaches age 70 1⁄2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10.    ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)    is up to 10% of your premium payments (reduced by prior withdrawals in that Policy Year); or

(2)    is any gains in the Policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval.

Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time, except that rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. There are two Dollar Cost Averaging programs available under your policy:

•       Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is

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required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•      Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

—      We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

—      Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;

—      Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and

—      New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix D for additional information.

11.    OTHER INFORMATION

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company is a New York stock life insurance company incorporated on October 3, 1947, with Administrative Office at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. It is principally engaged in offering life insurance and annuity policies.

TFLIC is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. TFLIC is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general

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corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

TFLIC Separate Account VNY

The Separate Account was established by TFLIC on December 14, 2004, and operates under New York law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

TFLIC owns the assets of the Separate Account, and the obligations under the Policy are obligations of TFLIC. These assets are held separately from the other assets of TFLIC and are not chargeable with liabilities incurred in any other business operation of TFLIC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). TFLIC will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of TFLIC. Therefore, the investment

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performance of the Separate Account is entirely independent of the investment performance of TFLIC’s general account assets or any other separate account TFLIC maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio. Additional Subaccounts may be established at TFLIC’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the customer order form to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.

Compensation to Investment Advisers and Broker-Dealers Selling the Policies. The Policies are offered to investors through investment advisers (“advisers”) that are registered as investment advisers under state and federal securities laws and may charge an investor an investment advisory fee to manage the investor’s assets. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We do not pay commissions to the advisers or the selling firms.

A limited number of representatives of Protected Investors of America (“PIA”) a broker-dealer firm, “wholesale” the Policies, that is, provide sales support to the selling firms. To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), we and/or PIA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, advisory and selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may shares the costs of client appreciation events with advisory or selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale of the Policies. These special compensation arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of PIA are underwritten by our affiliates. Wholesaling representatives and their managers at PIA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

No specific charge is assessed directly to Policy Owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

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Right to Cancel Period

The period during which the Policy Owner may cancel the Policy for a refund and we will treat the Policy as void from the Policy Date. The period is 20 days, as specified in your Policy. We will pay the refund within seven days after we receive (in good order) your written request to cancel the Policy and the returned Policy at our Administrative Office. You bear the risk of any decline in Policy Value during the Right to Cancel Period.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your Policy, we reserve the right to terminate your Policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity Policy will be terminated. Federal tax law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other Policies, including Policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and supporting legal documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Reinstatements

TFLIC occasionally receives requests to reinstate a Policy whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In certain of these situations, TFLIC will allow a reinstatement and require the Policy Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to affect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by TFLIC). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Policy Owners should consult a qualified tax advisor concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, TFLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the

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corresponding Subaccount. TFLIC will vote Fund shares as to which no timely instructions are received and those shares held by TFLIC as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming the there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting. Voting instructions will be solicited before such meeting in accordance with procedures established by the Portfolios.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGESM NY VARIABLE ANNUITY STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS

THE POLICY—GENERAL PROVISIONS

PERFORMANCE INFORMATION

PERFORMANCE COMPARISONS

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION OF TFLIC

RECORDS AND REPORTS

DISTRIBUTION OF THE POLICIES

INDEPENDENT REGISTERED PUBLIC
    ACCOUNTING FIRM

OTHER INFORMATION

FINANCIAL STATEMENTS

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA International Value Portfolio	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum of risk.
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.

Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II	Federated Global Investment Management Corp.
Investment Objective: Provide current income.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.
Federated Prime Money Fund II(2)	Federated Prime Money Fund II(2)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.

Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

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SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Fidelity® Variable Insurance Products Fund – Initial Class (Continued...)
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Aegon USA Investment Management, LLC(3)
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital Growth.
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC(4)
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity	Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley, LLC
Investment Objective: Seeks maximum long-term total return.
TA Vanguard ETF – Balanced	Transamerica Vanguard ETF Portfolio – Balanced VP	Aegon USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Growth	Transamerica Vanguard ETF Portfolio – Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

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SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Vanguard® Variable Insurance Fund
Equity Index Portfolio	Equity Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio	REIT Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

Wanger Advisors Trust
Wanger International	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

Wells Fargo Advantage Variable Trust Funds
WFAVT Small Cap Value Fund	WFAVT Small Cap Value Fund	Wells Fargo Funds Management, LLC
Investment Objective: Long-term capital appreciation.

(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccounts(s) may be appropriate for you base on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that the Federated Prime Money Fund II portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Prime Money Fund II subaccount may become extremely low and possibly negative.
(3)	Formerly subadvised by Transamerica Asset Management, Inc.
(4)	Formerly subadvised by BlackRock Financial Management, Inc.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Additional Information:
The following subaccounts were closed to new investments on May 1, 2006:

AllianceBernstein Variable Products Series Fund, Inc. – Class B
AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Growth Portfolio	AllianceBernstein Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation
Investment Objective: Provide capital growth, with current income as a secondary goal.

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SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
Effective December 12, 2011, the following subaccount is closed to new investments:

Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

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APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF -Balanced – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.153884 $1.067670 $1.056959 $0.956826 $0.824965 $1.000000	$1.282554 $1.153884 $1.067670 $1.056959 $0.956826 $0.824965	198,735.141 198,735.141 198,735.141 149,449.443 0.000 0.000
TA Vanguard ETF - Growth – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.105100 $0.994000 $1.008092 $0.895838 $0.728318 $1.000000	$1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318	0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.298877 $1.215376 $1.190439 $1.098846 $0.882317 $1.125606 $1.063912 $1.000000	$1.412752 $1.298877 $1.215376 $1.190439 $1.098846 $0.882317 $1.125606 $1.063912	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.100168 $0.982479 $1.044454 $0.913607 $0.707632 $1.178708 $1.099928 $1.000000	$1.387496 $1.100168 $0.982479 $1.044454 $0.913607 $0.707632 $1.178708 $1.099928	0.00 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.277746 $1.174031 $1.173601 $1.069125 $0.850464 $1.155068 $1.075868 $1.000000	$1.442308 $1.277746 $1.174031 $1.173601 $1.069125 $0.850464 $1.155068 $1.075868	175,325.212 175,325.212 175,325.212 131,080.093 0.000 0.000 0.000 0.000
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.196711 $1.087545 $1.115970 $0.995418 $0.780985 $1.167949 $1.089318 $1.000000	$1.420852 $1.196711 $1.087545 $1.115970 $0.995418 $0.780985 $1.167949 $1.089318	0.00 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2013 2012 2011 2010 2009	$1.251171 $1.126081 $1.102115 $1.003382 $0.984675	$1620652 $1.251171 $1.126081 $1.102115 $1.003382	0.00 0.000 0.000 47,056.974 44,802.397
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.251743 $1.004903 $1.071911 $0.931820 $0.702263 $1.225489 $1.320828 $1.000000	$1.293393 $1.251743 $1.004903 $1.071911 $0.931820 $0.702263 $1.225489 $1.320828	2,501.822 2,539.707 2,578.157 5,730.703 6,146.340 6,576.203 2,935.648 0.000

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0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.252789 $1.082690 $1.080644 $0.943418 $0.732003 $1.174848 $1.130068 $1.000000	$1.651077 $1.252789 $1.082690 $1.080644 $0.943418 $0.732003 $1.174848 $1.130068	11,967.973 30,676.003 30,676.003 30,676.003 30,676.003 30,676.003 30,676.003 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.265019 $1.100846 $1.175128 $0.927198 $0.728870 $1.151702 $1.146192 $1.000000	$1.865124 $1.265019 $1.100846 $1.175128 $0.927198 $0.728870 $1.151702 $1.146192	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.265621 $1.041797 $1.164642 $1.059809 $0.803142 $1.248014 $1.149685 $1.000000	$1.486415 $1.265621 $1.041797 $1.164642 $1.059809 $0.803142 $1.248014 $1.149685	4,591.786 4,426.438 4,535.309 5,026.196 4,803.516 5,024.338 5,017.985 1,123.310
TA PIMCO Total Return – Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.511953 $1.413591 $1.337499 $1.254598 $1.087169 $1.124563 $1.037910 $1.000000	$1.465390 $1.511953 $1.413591 $1.337499 $1.254598 $1.087169 $1.124563 $1.037910	122,631.832 132,373.943 136,261.543 176,675.377 178,348.236 170,778.496 144,087.480 142,149.867
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575 $1.000000	$2.028426 $1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575	4,349.300 4,451.334 4,647.035 18,645.443 21,751.229 16,248.549 13,817.065 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.050974 $0.933818 $0.975348 $0.832456 $0.647882 $1.206531 $1.043300 $1.000000	$1.384552 $1.050974 $0.933818 $0.975348 $0.832456 $0.647882 $1.206531 $1.043300	2,300.258 2,301.868 2,303.618 2,420.710 2,402.496 2,207.335 12,600.422 1,769.368
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.222947 $1.056566 $1.091360 $0.841446 $0.590776 $1.000000	$1.657974 $1.222947 $1.056566 $1.091360 $0.841446 $0.590776	0.000 0.000 0.000 0.000 0.000 0.000

47

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.082680 $0.932472 $1.093963 $1.014002 $0.809935 $1.331426 $1.158086 $1.000000	$1.338856 $1.082680 $0.932472 $1.093963 $1.014002 $0.809935 $1.331426 $1.158086	4,368.017 4,267.714 11,503.189 11,644.663 11,126.921 8,728.816 8,166.056 4,079.353
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.435302 $1.323085 $1.426031 $1.070845 $0.670614 $1.255459 $1.030240 $1.000000	$1.986172 $1.435302 $1.323085 $1.426031 $1.070845 $0.670614 $1.255459 $1.030240	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2013 2012 2011 2010	$1.316836 $1.176266 $1.136839 $1.000000	$1.546583 $1.316836 $1.176266 $1.136839	0.000 0.000 0.000 0.000
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$0.990200 $0.879243 $1.154282 $0.978752 $0.642636 $1.230015 $1.031597 $1.000000	$1.210564 $0.990200 $0.879243 $1.154282 $0.978752 $0.642636 $1.230015 $1.031597	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.052111 $0.931442 $0.927569 $0.812466 $0.614849 $1.077017 $0.961240 $1.000000	$1.399252 $1.052111 $0.931442 $0.927569 $0.812466 $0.614849 $1.077017 $0.961240	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.075868 $0.926983 $0.968416 $0.886577 $0.650198 $1.086395 $0.961501 $1.000000	$1.465859 $1.075868 $0.926983 $0.968416 $0.886577 $0.650198 $1.086395 $0.961501	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.133269 $1.017410 $1.083072 $0.848297 $0.678793 $1.153436 $1.022241 $1.000000	$1.583190 $1.133269 $1.017410 $1.083072 $0.848297 $0.678793 $1.153436 $1.022241	0.000 0.000 0.000 0.000 0.000 0.000 0.000 8,299.606
DFA - VA Global Bond Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.333034 $1.278319 $1.229848 $1.171800 $1.124131 $1.082097 $1.032218 $1.000000	$1.321101 $1.333034 $1.278319 $1.229848 $1.171800 $1.124131 $1.082097 $1.032218	940,163.482 962,835.292 782,274.539 788,933.675 394,984.763 452,515.425 521,572.160 392,784.121

48

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA International Small Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.213998 $1.022238 $1.206695 $0.972205 $0.698910 $1.230305 $1.160512 $1.000000	$1.534201 $1.213998 $1.022238 $1.206695 $0.972205 $0.698910 $1.230305 $1.160512	190,123.891 168,213.314 143,000.950 197,380.274 214,567.720 249,243.831 161,020.079 46,966.702
DFA - VA International Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.080291 $0.928548 $1.124216 $1.022731 $0.745515 $1.383262 $1.255880 $1.000000	$1.306993 $1.080291 $0.928548 $1.124216 $1.022731 $0.745515 $1.383262 $1.255880	250,383.027 224,103.329 256,967.253 398,610.693 483,544.932 483,284.765 326,854.565 142,297.660
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.193623 $0.984242 $1.024770 $0.854205 $0.661052 $1.106003 $1.145842 $1.000000	$1.672657 $1.193623 $0.984242 $1.024770 $0.854205 $0.661052 $1.106003 $1.145842	348,423.176 356,268.241 393,414.082 542,205.522 724,497.553 647,771.308 459,220.015 194,637.050
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.143397 $1.140076 $1.141380 $1.135029 $1.120381 $1.083669 $1.038025 $1.000000	$1.140067 $1.143397 $1.140076 $1.141380 $1.135029 $1.120381 $1.083669 $1.038025	147,509.672 136,477.587 307,931.658 260,169.585 67,412.950 28,263.520 104,274.255 12,448.353
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.096007 $0.917507 $0.966495 $0.752938 $0.597927 $0.953405 $1.114214 $1.000000	$1.56443 $1.096007 $0.917507 $0.966495 $0.752938 $0.597927 $0.953405 $1.114214	266,384.816 258,095.222 241,224.568 303,826.646 392,483.365 354,203.014 259,010.969 96,655.722
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.253597 $1.128514 $1.127366 $0.989624 $0.745696 $1.146202 $1.072187 $1.000000	$1.670580 $1.253597 $1.128514 $1.127366 $0.989624 $0.745696 $1.146202 $1.072187	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.406517 $1.284114 $1.187395 $1.037792 $0.853722 $1.221479 $1.149471 $1.000000	$1.690143 $1.406517 $1.284114 $1.187395 $1.037792 $0.853722 $1.221479 $1.149471	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2013 2012 2011 2010	$1.120234 $1.022406 $1.085469 $1.000000	$1.297409 $1.120234 $1.022406 $1.085469	0.000 0.000 0.000 0.000

49

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Volatility Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.546431 $1.369426 $1.314207 $1.178971 $0.924131 $1.167069 $1.127982 $1.000000	$1.872361 $1.546431 $1.369426 $1.314207 $1.178971 $0.924131 $1.167069 $1.127982	1,215.831 1,221.320 1,227.446 1,233.831 1,240.933 1,249.232 1,256.724 0.000
Federated Fund for U.S. Government Securities II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.340450 $1.308907 $1.244202 $1.189573 $1.136892 $1.096257 $1.037135 $1.000000	$1.305783 $1.340450 $1.308907 $1.244202 $1.189573 $1.136892 $1.096257 $1.037135	20,200.592 20,200.592 20,200.592 20,213.273 20,227.471 20,243.891 23,177.933 0.000
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.707503 $1.496934 $1.431192 $1.254303 $0.825120 $1.121078 $1.089912 $1.000000	$1.816845 $1.707503 $1.496934 $1.431192 $1.254303 $0.825120 $1.121078 $1.089912	2,494.807 2,228.740 4,626.789 6,545.027 20,545.401 11,722.243 20,545.005 3,163.552
Federated Prime Money Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.082628 $1.088556 $1.094439 $1.100434 $1.101521 $1.080143 $1.036800 $1.000000	$1.076735 $1.082628 $1.088556 $1.094439 $1.100434 $1.101521 $1.080143 $1.036800	242,977.127 242,977.127 242,977.127 118,243.132 20,914.613 22,483.511 23,120.795 417,732.041
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620 $1.000000	$1.598014 $1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620	87,551.144 75,252.120 103,878.287 101,492.611 117,213.281 91,356.923 33,268.376 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.307317 $1.144765 $1.287708 $1.005006 $0.721362 $1.197776 $1.041612 $1.000000	$1.771225 $1.307317 $1.144765 $1.287708 $1.005006 $0.721362 $1.197776 $1.041612	0.000 0.000 0.000 11,502.606 21,582.520 15,357.823 12,009.617 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.279342 $1.010676 $1.114364 $0.884822 $0.564572 $1.162377 $1.105506 $1.000000	$1.660323 $1.279342 $1.010676 $1.114364 $0.884822 $0.564572 $1.162377 $1.105506	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.190883 $1.025369 $1.328698 $1.150329 $0.712983 $1.701265 $1.192024 $1.000000	$1.184746 $1.190883 $1.025369 $1.328698 $1.150329 $0.712983 $1.701265 $1.192024	26,301.659 26,362.713 45,347.119 27,643.462 35,612.614 50,861.577 43,248.903 4,348.698

50

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.246307 $1.081663 $1.066975 $0.933599 $0.742402 $1.183711 $1.129468 $1.000000	$1.638354 $1.246307 $1.081663 $1.066975 $0.933599 $0.742402 $1.183711 $1.129468	211,360.054 220,062.033 205,897.986 152,730.441 185,305.321 157,231.493 128,862.103 52,746.814
Vanguard - Mid-Cap Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.291995 $1.121728 $1.151335 $0.923405 $0.661445 $1.143091 $1.082925 $1.000000	$1.733739 $1.291995 $1.121728 $1.151335 $0.923405 $0.661445 $1.143091 $1.082925	53,324.551 56,866.444 51,922.388 15,546.030 16,903.290 22,439.326 17,582.420 16,375.192
Vanguard – REIT Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.337846 $1.145279 $1.061960 $0.832583 $0.648244 $1.038720 $1.252369 $1.000000	$1.361553 $1.337846 $1.145279 $1.061960 $0.832583 $0.648244 $1.038720 $1.252369	56,634.460 54,063.351 42,739.015 23,874.819 28,715.929 30,184.947 18,357.452 8,158.080
Vanguard – International Subaccount Inception Date May 1, 2007	2013 2012 2011 2010 2009 2008 2007	$0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634 $1.000000	$1.219565 $0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634	33,682.309 33,822.904 26,827.343 839.130 1,050.455 29,552.253 0.000
Vanguard – Short-Term Investment-Grade Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.315832 $1.267131 $1.248884 $1.193457 $1.053952 $1.097692 $1.041032 $1.000000	$1.315832 $1.315832 $1.267131 $1.248884 $1.193457 $1.053952 $1.097692 $1.041032	244,962.109 220,439.661 172,516.681 143,514.145 115,359.072 267,362.434 265,919.378 111,164.266
Vanguard - Total Bond Market Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.429710 $1.382004 $1.290819 $1.218709 $1.156693 $1.105276 $1.038833 $1.000000	$1.389331 $1.429710 $1.382004 $1.290819 $1.218709 $1.156693 $1.105276 $1.038833	373,847.031 327,876.746 310,410.748 357,382.707 357,180.317 324,817.066 505,413.577 259,542.522
Wanger International Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.487120 $1.230092 $1.448656 $1.166055 $0.782784 $1.446920 $1.250877 $1.000000	$1.809794 $1.487120 $1.230092 $1.448656 $1.166055 $0.782784 $1.446920 $1.250877	13,879.626 15,531.351 16,367.679 12,337.967 12,789.672 9,897.123 9,275.607 175,599.481
Wanger USA Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.281591 $1.073758 $1.118728 $0.911931 $0.644706 $1.074810 $1.025491 $1.000000	$1.704787 $1.281591 $1.073758 $1.118728 $0.911931 $0.644706 $1.074810 $1.025491	8,270.775 23,004.020 23,593.107 23,151.399 23,677.123 30,682.916 27,308.068 2,978.486

51

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
WFAVT Small Cap Value Fund Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.115220 $0.983712 $1.066573 $0.914646 $0.574161 $1.041156 $1.054250 $1.000000	$1.272750 $1.115220 $0.983712 $1.066573 $0.914646 $0.574161 $1.041156 $1.054250	3,235.880 0.000 0.000 0.000 0.000 0.000 0.000 0.000

52

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF – Balanced – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.151172 $1.065703 $1.055539 $0.956015 $0.824685 $1.000000	$1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685	0.000 0.000 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.102518 $0.992184 $1.006742 $0.895087 $0.728073 $1.000000	$1.305126 $1.102518 $0.992184 $1.006742 $0.895087 $0.728073	0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.294416 $1.211815 $1.187542 $1.096713 $0.881046 $1.124583 $1.063429 $1.000000	$1.407210 $1.294416 $1.211815 $1.187542 $1.096713 $0.881046 $1.124583 $1.063429	0.000 0.000 1,051,348.003 766,940.059 570,565.007 82,508.283 11,197.822 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.096367 $0.979579 $1.041885 $0.911820 $0.706596 $1.177580 $1.099420 $1.000000	$1.382006 $1.096367 $0.979579 $1.041885 $0.911820 $0.706596 $1.177580 $1.099420	31,614.770 31,638.205 136,707.622 136,740.506 136,772.652 153,459.889 141,902.257 136,862.936
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.273362 $1.170588 $1.170742 $1.067058 $0.849246 $1.153989 $1.075393 $1.000000	$1.436653 $1.273362 $1.170588 $1.170742 $1.067058 $0.849246 $1.153989 $1.075393	14,768.632 14,971.720 375,885.744 375,910.926 375,939.766 205,281.121 185,419.517 185,419.517
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.192610 $1.084361 $1.113257 $0.993491 $0.779852 $1.166835 $1.088818 $1.000000	$1.415267 $1.192610 $1.084361 $1.113257 $0.993491 $0.779852 $1.166835 $1.088818	252,832.224 397,636.506 397,636.506 252,832.224 362,619.931 361,777.571 263,594.376 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2013 2012 2011 2010 2009	$1.249223 $1.124887 $1.101489 $1.003320 $0.984673	$1.617311 $1.249223 $1.124887 $1.101489 $1.003320	0.000 0.000 0.000 0.000 0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.247456 $1.001955 $1.069293 $0.930004 $0.701245 $1.224322 $1.320226 $1.000000	$1.288333 $1.247456 $1.001955 $1.069293 $0.930004 $0.701245 $1.224322 $1.320226	14,566.428 15,668.497 15,803.612 16,543.656 18,148.342 11,173.920 7,291.282 7,476.360
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.248493 $1.079514 $1.078017 $0.941591 $0.730949 $1.173735 $1.129556 $1.000000	$1.644603 $1.248493 $1.079514 $1.078017 $0.941591 $0.730949 $1.173735 $1.129556	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

53

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.260663 $1.097601 $1.172243 $0.925381 $0.727804 $1.150603 $1.145678 $1.000000	$1.857787 $1.260663 $1.097601 $1.172243 $0.925381 $0.727804 $1.150603 $1.145678	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.261292 $1.038751 $1.161804 $1.057758 $0.801985 $1.246838 $1.149183 $1.000000	$1.480597 $1.261292 $1.038751 $1.161804 $1.057758 $0.801985 $1.246838 $1.149183	4,013.696 4,013.696 4,339.534 4,218.264 4,075.727 4,316.468 0.000 0.000
TA PIMCO Total Return – Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.506780 $1.409453 $1.334243 $1.252163 $1.085601 $1.123498 $1.037433 $1.000000	$1.459649 $1.506780 $1.409453 $1.334243 $1.252163 $1.085601 $1.123498 $1.037433	48,951.160 45,359.399 47,225.605 48,312.942 81,484.991 73,465.333 35,823.605 32,008.081
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257 $1.000000	$2.020652 $1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257	2,279.783 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.047404 $0.931102 $0.972990 $0.830839 $0.646945 $1.205385 $1.042833 $1.000000	$1.379161 $1.047404 $0.931102 $0.972990 $0.830839 $0.646945 $1.205385 $1.042833	22,782.528 22,729.930 30,068.706 35,444.261 39,698.442 32,725.629 35,970.588 22,636.056
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.220106 $1.054647 $1.089922 $0.840758 $0.590585 $1.000000	$1.653288 $1.220106 $1.054647 $1.089922 $0.840758 $0.590585	0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.078946 $0.929718 $1.091267 $1.012015 $0.808751 $1.330160 $1.157571 $1.000000	$1.333587 $1.078946 $0.929718 $1.091267 $1.012015 $0.808751 $1.330160 $1.157571	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

54

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.430367 $1.319197 $1.422539 $1.068751 $0.669637 $1.254254 $1.029778 $1.000000	$1.978367 $1.430367 $1.319197 $1.422539 $1.068751 $0.669637 $1.254254 $1.029778	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2013 2012 2011 2010	$1.315073 $1.175282 $1.136452 $1.000000	$1.543745 $1.315073 $1.175282 $1.136452	101,509.534 101,594.948 11,756.197 12,129.533
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$0.986780 $0.876656 $1.151458 $0.976836 $0.641705 $1.228829 $1.031119 $1.000000	$1.205774 $0.986780 $0.876656 $1.151458 $0.976836 $0.641705 $1.228829 $1.031119	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.048501 $0.928718 $0.925312 $0.810887 $0.613955 $1.075987 $0.960801 $1.000000	$1.393757 $1.048501 $0.928718 $0.925312 $0.810887 $0.613955 $1.075987 $0.960801	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.072178 $0.924264 $0.966051 $0.884859 $0.649254 $1.085364 $0.961069 $1.000000	$1.460115 $1.072178 $0.924264 $0.966051 $0.884859 $0.649254 $1.085364 $0.961069	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.129396 $1.014439 $1.080448 $0.846663 $0.677824 $1.152361 $1.021792 $1.000000	$1.577001 $1.129396 $1.014439 $1.080448 $0.846663 $0.677824 $1.152361 $1.021792	4,623.311 5,539.349 5,562.985 5,071.220 5,708.881 0.000 0.000 0.000
DFA - VA Global Bond Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.328472 $1.274590 $1.226869 $1.169543 $1.122521 $1.081090 $1.031744 $1.000000	$1.315906 $1.328472 $1.274590 $1.226869 $1.169543 $1.122521 $1.081090 $1.031744	385,192.246 198,668.073 89,674.548 81,904.039 54,269.742 1,939.294 0.000 0.000
DFA - VA International Small Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.209831 $1.019248 $1.203773 $0.970336 $0.697909 $1.229156 $1.159999 $1.000000	$1.528152 $1.209831 $1.019248 $1.203773 $0.970336 $0.697909 $1.229156 $1.159999	172,657.339 117,477.727 60,728.042 51,352.973 47,013.463 28,040.004 27,437.170 28,210.307

55

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA International Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.076623 $0.925854 $1.121514 $1.020762 $0.744449 $1.381974 $1.255333 $1.000000	$1.301917 $1.076623 $0.925854 $1.121514 $1.020762 $0.744449 $1.381974 $1.255333	299,897.174 206,640.360 146,375.718 137,141.905 133,955.348 109,180.691 110,647.750 100,852.679
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.189521 $0.981354 $1.022273 $0.852543 $0.660101 $1.104947 $1.145313 $1.000000	$1.665088 $1.189521 $0.981354 $1.022273 $0.852543 $0.660101 $1.104947 $1.145313	711,760.854 525,704.040 278,711.986 242,502.962 262,254.437 152,799.560 124,120.453 124,449.436
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.139162 $1.136496 $1.138443 $1.132762 $1.118704 $1.082614 $1.037521 $1.000000	$1.135185 $1.139162 $1.136496 $1.138443 $1.132762 $1.118704 $1.082614 $1.037521	330,149.384 151,721.905 45,882.668 38,705.130 35,107.168 53,037.050 0.000 0.000
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.092258 $0.914825 $0.964155 $0.751483 $0.597057 $0.952487 $1.113699 $1.000000	$1.570265 $1.092258 $0.914825 $0.964155 $0.751483 $0.597057 $0.952487 $1.113699	190,505.530 201,324.087 184,056.690 175,866.497 174,540.382 160,050.420 165,313.635 161,614.430
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.249274 $1.125181 $1.124587 $0.987679 $0.744612 $1.145110 $1.071697 $1.000000	$1.663992 $1.249274 $1.125181 $1.124587 $0.987679 $0.744612 $1.145110 $1.071697	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.401662 $1.280330 $1.184493 $1.035781 $0.852492 $1.220332 $1.148958 $1.000000	$1.683476 $1.401662 $1.280330 $1.184493 $1.035781 $0.852492 $1.220332 $1.148958	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Tail Risk Fund II Subaccount Inception Date March 11, 2010	2013 2012 2011 2010	$1.118662 $1.021485 $1.085037 $1.000000	$1.294930 $1.118662 $1.021485 $1.085037	0.000 0.000 4,200.927 6,717.499
Federated Managed Volatility Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.541075 $1.365366 $1.310968 $1.176647 $0.922779 $1.165958 $1.127473 $1.000000	$1.864958 $1.541075 $1.365366 $1.310968 $1.176647 $0.922779 $1.165958 $1.127473	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

56

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Fund for U.S. Government Securities II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.335865 $1.305090 $1.241189 $1.187285 $1.135272 $1.095240 $1.036683 $1.000000	$1.300658 $1.335865 $1.305090 $1.241189 $1.187285 $1.135272 $1.095240 $1.036683	26,549.061 23,551.014 32,079.220 34,301.171 35,063.290 47,387.915 67,598.555 47,887.904
Federated High Income Bond Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.701575 $1.492483 $1.427653 $1.251822 $0.823898 $1.119987 $1.089395 $1.000000	$1.809616 $1.701575 $1.492483 $1.427653 $1.251822 $0.823898 $1.119987 $1.089395	5,744.745 5,482.625 16,746.512 23,882.274 41,476.988 35,324.182 44,552.066 23,870.736
Federated Prime Money Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.078681 $1.085230 $1.091757 $1.098319 $1.099935 $1.079113 $1.036329 $1.000000	$1.072168 $1.078681 $1.085230 $1.091757 $1.098319 $1.099935 $1.079113 $1.036329	2,528.246 2,528.246 10,684.795 2,941.365 2,580.242 1,961.153 0.000 0.000
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286 $1.000000	$1.591965 $1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286	2,293.237 2,522.572 2,670.182 2,552.912 55,227.891 30,640.320 41.192 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.302798 $1.141382 $1.284538 $1.003025 $0.720296 $1.196617 $1.041140 $1.000000	$1.764233 $1.302798 $1.141382 $1.284538 $1.003025 $0.720296 $1.196617 $1.041140	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.274927 $1.007694 $1.111636 $0.883101 $0.563757 $1.161281 $1.105014 $1.000000	$1.653774 $1.274927 $1.007694 $1.111636 $0.883101 $0.563757 $1.161281 $1.105014	0.000 0.000 0.000 0.000 10,280.837 0.000 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.186773 $1.022341 $1.325435 $1.148067 $0.711942 $1.699638 $1.191478 $1.000000	$1.180078 $1.186773 $1.022341 $1.325435 $1.148067 $0.711942 $1.699638 $1.191478	2,664.034 2,664.034 2,880.306 2,465.182 2,505.958 6,814.936 3,714.009 5,155.192
Vanguard - Equity Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.242007 $1.078467 $1.064343 $0.931772 $0.741318 $1.182582 $1.128963 $1.000000	$1.631904 $1.242007 $1.078467 $1.064343 $0.931772 $0.741318 $1.182582 $1.128963	418,159.585 312,781.975 206,627.486 176,454.859 183,031.736 176,663.386 22,884.948 22,884.948

57

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Mid-Cap Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.287568 $1.118442 $1.148530 $0.921613 $0.660491 $1.142011 $1.082434 $1.000000	$1.726948 $1.287568 $1.118442 $1.148530 $0.921613 $0.660491 $1.142011 $1.082434	155,451.476 99,200.225 33,473.850 23,447.278 21,591.102 20,565.663 18,664.944 19,794.786
Vanguard – REIT Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.333254 $1.141921 $1.059362 $0.830964 $0.647310 $1.037741 $1.251809 $1.000000	$1.356208 $1.333254 $1.141921 $1.059362 $0.830964 $0.647310 $1.037741 $1.251809	176,347.934 98,269.169 47,049.386 43,081.322 53,464.241 13,914.948 8,168.477 7,370.741
Vanguard – International Subaccount Inception Date May 1, 2007	2013 2012 2011 2010 2009 2008 2007	$0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274 $1.000000	$1.215519 $0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274	9,368.523 0.000 0.000 0.000 4,461.201 5,434.794 0.000
Vanguard – Short-Term Investment-Grade Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.311313 $1.263401 $1.245851 $1.191159 $1.052453 $1.096664 $1.040558 $1.000000	$1.317491 $1.311313 $1.263401 $1.245851 $1.191159 $1.052453 $1.096664 $1.040558	128,962.438 112,600.412 112,600.412 117,705.917 102,256.908 48,297.857 0.000 0.000
Vanguard - Total Bond Market Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.424849 $1.377981 $1.287698 $1.216355 $1.155037 $1.104244 $1.038362 $1.000000	$1.383932 $1.424849 $1.377981 $1.287698 $1.216355 $1.155037 $1.104244 $1.038362	552,462.176 248,458.292 70,824.250 61,523.683 63,572.541 0.000 0.000 0.000
Wanger International Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.482025 $1.226488 $1.445124 $1.163795 $0.781655 $1.445548 $1.250312 $1.000000	$1.802707 $1.482025 $1.226488 $1.445124 $1.163795 $0.781655 $1.445548 $1.250312	0.000 0.000 0.000 0.000 4,047.512 7,517.198 3,870.692 4,688.473
Wanger USA Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.277238 $1.070637 $1.116033 $0.910180 $0.643783 $1.073799 $1.025044 $1.000000	$1.698159 $1.277238 $1.070637 $1.116033 $0.910180 $0.643783 $1.073799 $1.025044	19,120.599 19,753.085 20,059.206 21,743.359 27,850.889 24,607.914 9,945.043 10,202.811
WFAVT Small Cap Value Fund Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.111383 $0.980811 $1.063969 $0.912870 $0.573329 $1.040171 $1.053778 $1.000000	$1.267739 $1.111383 $0.980811 $1.063969 $0.912870 $0.573329 $1.040171 $1.053778	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

58

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.143222 $1.059919 $1.051370 $0.953656 $0.823868 $1.000000	$1.268178 $1.143222 $1.059919 $1.051370 $0.953656 $0.823868	145,071.327 0.000 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.094879 $0.986784 $1.002759 $0.892871 $0.727352 $1.000000	$1.294159 $1.094879 $0.986784 $1.002759 $0.892871 $0.727352	0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.281167 $1.201209 $1.178898 $1.090345 $0.877233 $1.121343 $1.061995 $1.000000	$1.390731 $1.281167 $1.201209 $1.178898 $1.090345 $0.877233 $1.121343 $1.061995	0.000 68,232.527 71,871.722 72,590.069 79,385.657 6,481.799 6,904.239 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.085137 $0.971001 $1.034304 $0.906519 $0.703534 $1.174241 $1.097945 $1.000000	$1.365820 $1.085137 $0.971001 $1.034304 $0.906519 $0.703534 $1.174241 $1.097945	0.000 0.000 0.000 0.000 18,021.195 17,861.807 11,017.505 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.260274 $1.160298 $1.162182 $1.060831 $0.845544 $1.150681 $1.073927 $1.000000	$1.419769 $1.260274 $1.160298 $1.162182 $1.060831 $0.845544 $1.150681 $1.073927	0.000 70,132.527 73,873.069 74,611.423 75,447.612 221,961.504 0.000 0.000
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.180347 $1.074824 $1.105111 $0.987696 $0.776468 $1.163516 $1.087357 $1.000000	$1.398636 $1.180347 $1.074824 $1.105111 $0.987696 $0.776468 $1.163516 $1.087357	0.000 0.000 0.000 0.000 16,891.467 17,396.153 14,792.760 0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2013 2012 2011 2010 2009	$1.243464 $1.121374 $1.099686 $1.003146 $0.984669	$1.607474 $1.243464 $1.121374 $1.099686 $1.003146	0.000 0.000 0.000 42,205.980 45,181.906
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.234657 $0.993166 $1.061491 $0.924604 $0.698207 $1.220847 $1.318453 $1.000000	$1.273205 $1.234657 $0.993166 $1.061491 $0.924604 $0.698207 $1.220847 $1.318453	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

59

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.235696 $1.070046 $1.070145 $0.936106 $0.727774 $1.170400 $1.128036 $1.000000	$1.625315 $1.235696 $1.070046 $1.070145 $0.936106 $0.727774 $1.170400 $1.128036	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.247738 $1.087977 $1.163697 $0.920003 $0.724654 $1.147339 $1.144130 $1.000000	$1.835991 $1.247738 $1.087977 $1.163697 $0.920003 $0.724654 $1.147339 $1.144130	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.248343 $1.029636 $1.153337 $1.051612 $0.798520 $1.243301 $1.147639 $1.000000	$1.463211 $1.248343 $1.029636 $1.153337 $1.051612 $0.798520 $1.243301 $1.147639	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Total Return – Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.491307 $1.397080 $1.324500 $1.244877 $1.080890 $1.120302 $1.036042 $1.000000	$1.442519 $1.491307 $1.397080 $1.324500 $1.244877 $1.080890 $1.120302 $1.036042	0.000 0.000 0.000 31,807.989 75,483.680 77,402.565 3,329.818 3,340.678
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327 $1.000000	$1.997727 $1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.036638 $0.922911 $0.965863 $0.825997 $0.644135 $1.201954 $1.041415 $1.000000	$1.362959 $1.036638 $0.922911 $0.965863 $0.825997 $0.644135 $1.201954 $1.041415	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Systematic Small/Mid Cap Value – Initial Class Subaccount Inception Date May 1, 2008	2013 2012 2011 2010 2009 2008	$1.211639 $1.048898 $1.085601 $0.838664 $0.589991 $1.000000	$1.639390 $1.211639 $1.048898 $1.085601 $0.838664 $0.589991	0.000 0.000 0.000 0.000 0.000 0.000

60

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.067914 $0.921582 $1.083329 $1.006147 $0.805259 $1.326387 $1.156010 $1.000000	$1.317989 $1.067914 $0.921582 $1.083329 $1.006147 $0.805259 $1.326387 $1.156010	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.415716 $1.307634 $1.412163 $1.062538 $0.666736 $1.250691 $1.028389 $1.000000	$1.955187 $1.415716 $1.307634 $1.412163 $1.062538 $0.666736 $1.250691 $1.028389	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2013 2012 2011 2010	$1.309842 $1.172367 $1.135313 $1.000000	$1.535309 $1.309842 $1.172367 $1.135313	0.000 0.000 0.000 0.000
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$0.976666 $0.868963 $1.143052 $0.971157 $0.638923 $1.225350 $1.029728 $1.000000	$1.191655 $0.976666 $0.868963 $1.143052 $0.971157 $0.638923 $1.225350 $1.029728	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.037730 $0.920547 $0.918537 $0.806148 $0.611282 $1.072904 $0.959497 $1.000000	$1.377386 $1.037730 $0.920547 $0.918537 $0.806148 $0.611282 $1.072904 $0.959497	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.061181 $0.916162 $0.959009 $0.879706 $0.646443 $1.082285 $0.959775 $1.000000	$1.442987 $1.061181 $0.916162 $0.959009 $0.879706 $0.646443 $1.082285 $0.959775	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.117797 $1.005526 $1.072543 $0.841723 $0.674874 $1.149079 $1.020413 $1.000000	$1.558471 $1.117797 $1.005526 $1.072543 $0.841723 $0.674874 $1.149079 $1.020413	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
DFA - VA Global Bond Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.314860 $1.263406 $1.217918 $1.162731 $1.117656 $1.078010 $1.030350 $1.000000	$1.300496 $1.314860 $1.263406 $1.217918 $1.162731 $1.117656 $1.078010 $1.030350	0.000 0.000 0.000 38,251.190 37,713.275 159,525.649 171,763.732 171,763.732

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA International Small Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.197436 $1.010309 $1.195000 $0.964694 $0.694885 $1.225661 $1.158434 $1.000000	$1.510264 $1.197436 $1.010309 $1.195000 $0.964694 $0.694885 $1.225661 $1.158434	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
DFA - VA International Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.065564 $0.917712 $1.113296 $1.014799 $0.741206 $1.378026 $1.253621 $1.000000	$1.286621 $1.065564 $0.917712 $1.113296 $1.014799 $0.741206 $1.378026 $1.253621	0.000 0.000 0.000 20,845.014 22,132.402 26,350.973 59,337.829 59,337.829
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.177335 $0.972754 $1.014817 $0.847587 $0.657242 $1.101815 $1.143778 $1.000000	$1.645577 $1.177335 $0.972754 $1.014817 $0.847587 $0.657242 $1.101815 $1.143778	0.000 0.000 0.000 1,721.062 1,728.501 0.000 55,891.642 55,891.642
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.127758 $1.126714 $1.130235 $1.126186 $1.113864 $1.079515 $1.036114 $1.000000	$1.122228 $1.127758 $1.126714 $1.130235 $1.126186 $1.113864 $1.079515 $1.036114	0.000 0.000 0.000 77,072.827 73,858.656 63,963.875 0.000 0.000
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.081045 $0.906795 $0.957108 $0.747105 $0.594473 $0.949794 $1.112210 $1.000000	$1.551825 $1.081045 $0.906795 $0.957108 $0.747105 $0.594473 $0.949794 $1.112210	84,344.596 74,468.189 0.000 30,127.427 40,051.845 43,100.632 71,803.923 71,803.923
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.236492 $1.115341 $1.116414 $0.981950 $0.741389 $1.141852 $1.070254 $1.000000	$1.644511 $1.236492 $1.115341 $1.116414 $0.981950 $0.741389 $1.141852 $1.070254	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.387287 $1.269093 $1.175842 $1.029745 $0.848793 $1.216854 $1.147410 $1.000000	$1.663717 $1.387287 $1.269093 $1.175842 $1.029745 $0.848793 $1.216854 $1.147410	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Federated Managed Tail Risk Fund II Subaccount Inception Date March 11, 2010	2013 2012 2011 2010	$1.113969 $1.018725 $1.083721 $1.000000	$1.287589 $1.113969 $1.018725 $1.083721	0.000 0.000 0.000 0.000

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Volatility Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.525297 $1.353406 $1.301414 $1.169816 $0.918781 $1.162644 $1.125957 $1.000000	$1.843120 $1.525297 $1.353406 $1.301414 $1.169816 $0.918781 $1.162644 $1.125957	0.000 0.000 0.000 0.000 69,729.462 78,504.536 4,785.328 4,800.937
Federated Fund for U.S. Government Securities II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.322176 $1.293651 $1.232136 $1.180388 $1.130357 $1.092127 $1.035285 $1.000000	$1.285418 $1.322176 $1.293651 $1.232136 $1.180388 $1.130357 $1.092127 $1.035285	0.000 0.000 0.000 94,418.802 92,923.527 84,040.824 0.000 0.000
Federated High Income Bond Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.684152 $1.479419 $1.417251 $1.244558 $0.820342 $1.116811 $1.087932 $1.000000	$1.788436 $1.684152 $1.479419 $1.417251 $1.244558 $0.820342 $1.116811 $1.087932	65,399.275 37,241.154 0.000 58,063.121 64,881.450 82,872.756 0.000 0.000
Federated Prime Money Fund II Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.067800 $1.075873 $1.083890 $1.091963 $1.095180 $1.076066 $1.034941 $1.000000	$1.059818 $1.067800 $1.075873 $1.083890 $1.091963 $1.095180 $1.076066 $1.034941	0.000 0.000 0.000 0.000 0.000 284,651.252 0.000 0.000
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.207777 $1.045288 $1.080398 $0.928615 $0.689398 $1.208266 $1.035255 $1.000000	$1.573856 $1.207777 $1.045288 $1.080398 $0.928615 $0.689398 $1.208266 $1.035255	34,729.401 0.000 0.000 37,565.967 43,512.196 50,151.132 0.000 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.289473 $1.131394 $1.275200 $0.997215 $0.717186 $1.193234 $1.039746 $1.000000	$1.743575 $1.289473 $1.131394 $1.275200 $0.997215 $0.717186 $1.193234 $1.039746	59,665.517 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.261874 $0.998872 $1.103535 $0.877962 $0.561308 $1.157981 $1.103523 $1.000000	$1.634413 $1.261874 $0.998872 $1.103535 $0.877962 $0.561308 $1.157981 $1.103523	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.174608 $1.013388 $1.315782 $1.141419 $0.708869 $1.694821 $1.189876 $1.000000	$1.166236 $1.174608 $1.013388 $1.315782 $1.141419 $0.708869 $1.694821 $1.189876	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.229308 $1.069041 $1.056604 $0.926366 $0.738117 $1.179230 $1.127446 $1.000000	$1.612810 $1.229308 $1.069041 $1.056604 $0.926366 $0.738117 $1.179230 $1.127446	270,375.736 183,583.472 0.000 65,778.419 130,791.516 80,227.226 39,345.507 39,345.507
Vanguard - Mid-Cap Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.274375 $1.108637 $1.140160 $0.916259 $0.657625 $1.138758 $1.080976 $1.000000	$1.706701 $1.274375 $1.108637 $1.140160 $0.916259 $0.657625 $1.138758 $1.080976	70,797.200 74,565.882 0.000 0.000 94,621.529 72,300.316 3,397.341 3,408.406
Vanguard – REIT Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.319569 $1.131894 $1.051631 $0.826130 $0.644500 $1.034794 $1.250124 $1.000000	$1.340288 $1.319569 $1.131894 $1.051631 $0.826130 $0.644500 $1.034794 $1.250124	0.000 90,029.482 0.000 0.000 0.000 0.000 0.000 0.000
Vanguard – International Subaccount Inception Date May 1, 2007	2013 2012 2011 2010 2009 2008 2007	$0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202 $1.000000	$1.203491 $0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202	125,437.186 82,666.006 0.000 0.000 25,752.699 0.000 0.000
Vanguard – Short-Term Investment-Grade Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.297837 $1.252312 $1.236742 $1.184207 $1.047852 $1.093513 $1.039141 $1.000000	$1.302010 $1.297837 $1.252312 $1.236742 $1.184207 $1.047852 $1.093513 $1.039141	112,987.599 47,493.379 0.000 1,047.901 54,675.752 0.000 0.000 0.000
Vanguard - Total Bond Market Index Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.410248 $1.365916 $1.278320 $1.209298 $1.150048 $1.101109 $1.036977 $1.000000	$1.367707 $1.410248 $1.365916 $1.278320 $1.209298 $1.150048 $1.101109 $1.036977	0.000 43,632.705 0.000 1,495.237 103,333.204 190,500.585 175,583.172 175,599.481
Wanger International Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.466801 $1.215709 $1.434574 $1.157012 $0.778257 $1.441430 $1.248623 $1.000000	$1.781528 $1.466801 $1.215709 $1.434574 $1.157012 $0.778257 $1.441430 $1.248623	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Wanger USA Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.264132 $1.061238 $1.107878 $0.904870 $0.640989 $1.070743 $1.023661 $1.000000	$1.678234 $1.264132 $1.061238 $1.107878 $0.904870 $0.640989 $1.070743 $1.023661	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

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0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
WFAVT Small Cap Value Fund Subaccount Inception Date February 2, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$1.100010 $0.972232 $1.056229 $0.907570 $0.570847 $1.037219 $1.052357 $1.000000	$1.252895 $1.100010 $0.972232 $1.056229 $0.907570 $0.570847 $1.037219 $1.052357	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

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APPENDIX C

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The requested withdrawal is equal to (1) multiplied by (2), where:

(1) is the gross partial withdrawal;

(2) is the adjustment factor = current death proceeds prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:

Reduction in guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

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APPENDIX D

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You also are limited in the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1⁄2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

—	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
—	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

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—	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
—	All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.
—	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
—	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
—	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

—	reduce your Policy Value;
—	reduce your base policy death benefit and other benefits;
—	may be subject to income taxes and federal tax penalties; and
—	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70  1⁄2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

—	the maximum annual withdrawal amount described above; or
—	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) take withdrawals under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the Policy Value reaches zero are subject to our claims paying ability.

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Please note:

—	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
—	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.
—	If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.
—	Excess withdrawals may cause you to lose the benefit of the rider.
—	All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
> 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

—	We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.
—	Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.
—	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce

69

the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value to one or more of the following “designated investment choices:”

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Fund for U.S. Government Securities II

Federated Prime Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard - Short-Term Investment - Grade Portfolio

Vanguard - Total Bond Market Index Portfolio

Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated High Income Bond Fund II

Federated Managed Tail Risk Fund II

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA TS&W International Equity – Initial Class

TA Vanguard ETF - Balanced – Initial Class

TA Vanguard ETF - Growth – Initial Class

TA WMC Diversified Growth – Initial Class

Vanguard - Equity Index Portfolio

Vanguard - International Portfolio

Vanguard - Mid-Cap Index Portfolio

Vanguard - REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the “designated investment choices.” However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount. Requiring that you designate 100% of your Policy Value to the designated investment choices, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

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Please Note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

—	you discontinue monthly asset rebalancing;
—	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
—	you make a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

—	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
—	If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

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Please note that if you elect this option, then:

—	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
—	a former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
—	for purposes of the rider, the annuitant’s spouse cannot be changed.
—	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

—	the annuitant is not yet age 86 (or younger if required by state law);
—	the annuitant is also an owner (except in the case of non-natural owners);
—	there are no more than two owners; and
—	if the joint life option is elected, the annuitant’s spouse is not yet age 86 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest

of the following:

—	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
—	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
—	discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;

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—	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
—	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before to the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No.  There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.	In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

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Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One.	The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three. Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

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Step One. What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result. Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

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TFLIC SEPARATE ACCOUNT VNY

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE® NY VARIABLE ANNUITY

Offered by

Transamerica Financial Life Insurance Company

(A New York Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge® NY Variable Annuity policy (the “Policy”) offered by Transamerica Financial Life Insurance Company (the “Company” or “TFLIC”). You may obtain a copy of the Prospectus dated May 1, 2014, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2014

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative Office – Transamerica Financial Life Insurance Company, Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. 800-525-6205

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary – The person who has the right to the death benefit set forth in the Policy.

Business Day – A day when the New York Stock Exchange is open for business.

Code – The Internal Revenue Code of 1986, as amended.

Enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Good Order – An instruction that TFLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TFLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Nonqualified Policy – A Policy other than a qualified policy.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual Policy.

Policy – The individual Policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

—	premium Payments; minus
—	partial withdrawals; plus or minus
—	accumulated gains or losses in the separate account; minus
—	services charges, premium taxes, if applicable, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to TFLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

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Separate Account – TFLIC Separate Account VNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each Policy Anniversary for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Successor Owner – A person appointed by the Owner to succeed to ownership of the Policy in the event of the death of the Owner who is not the Annuitant before the annuity commencement date.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TFLIC the information it requires. For some transactions, TFLIC may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that TFLIC establishes for such notices.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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THE POLICY – GENERAL PROVISIONS

OWNER

The Policy shall belong to the owner upon issuance of the Policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the Policy; (2) surrender the policy; (3) amend or modify the Policy with the consent of TFLIC; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless TFLIC has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a contingent owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless TFLIC has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice received by TFLIC.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, however, TFLIC is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the policy value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire Policy between TFLIC and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of TFLIC.

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MISSTATEMENT OF AGE OR GENDER

TFLIC may require proof of age and gender before making Annuity Payments. If the Annuitant’s stated age, gender or both in the Policy are incorrect, TFLIC will change the annuity benefits payable to those benefits which the Premium Payments would have purchased for the correct age and gender. In the case of correction of the stated age and/or gender after payments have commenced, TFLIC will: (1) in the case of underpayment, pay the full amount due with the next payment; and (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. TFLIC is not responsible for the validity of any assignment. No assignment will be recognized until TFLIC receives, in good order at the Administrative Office, the appropriate TFLIC form notifying TFLIC of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. TFLIC shall not be liable as to any payment or other settlement made by TFLIC before receipt of the appropriate TFLIC form.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your Policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Policy corresponding to the Annuity Payment Option elected by the Policy Owner and based on an assumed interest rate of 5%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a)	=	the Annuity Unit Value for the immediately preceding Business Day;

(b)	=	the Net Investment Factor for the day;

(c)	=	the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a)	=	any increase or decrease in the value of the Subaccount attributable to investment results;

(b)	=	a daily charge assessed at an annual rate of 0.40% for the mortality and expense risks assumed by TFLIC of the value of the Subaccount;

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(c)	=	a daily charge for the cost of administering the Policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

The Annuity Tables contained in the Policy are based on the A2000 Table, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females) at the minimum guaranteed interest rate.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $10 fee in the future for exchanges in excess of twelve per Policy Year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, TFLIC will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Prime Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)6-1]

      cd

Where:

[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;
[b]	equals the expenses accrued for the period (net of reimbursement);
[c]	equals the average daily number of Units outstanding during the period; and
[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

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Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, TFLIC will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Policy Fee and all other Portfolio, Separate Account and Policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

[P]	equals a hypothetical initial Premium Payment of $1,000;
[T]	equals an average annual total return;
[n]	equals the number of years; and
[ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

There are no average annual total returns for periods from inception of the subaccounts to December 31, 2005 because the subaccounts had not commenced operations as of December 31, 2005

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

TFLIC may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

TFLIC may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Policy was in existence prior to its inception date (which it was not). After the Policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual Policy Fee, any Premium Taxes (if any), which, if included, would reduce the percentages reported.

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INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

TFLIC may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by TFLIC. The assets are kept physically segregated and held separate and apart from TFLIC’s general account assets. The general account contains all of the assets of TFLIC. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

STATE REGULATION OF TFLIC

TFLIC is a stock life insurance company organized under the laws of New York, and is subject to regulation by the New York Department of Insurance. An annual statement is filed with the New York Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of TFLIC as of December 31st of the preceding calendar year. Periodically, the New York Commissioner of Insurance examines the financial condition of TFLIC, including the liabilities and reserves of the Separate Account the operations of TFLIC are also examined periodically by the National Association of Insurance Commissioners. In addition, TFLIC is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

9

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by TFLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, TFLIC will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments TFLIC sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI, like TFLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through fee-only advisors who are not paid a commission. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. During fiscal year 2013, 2012 and 2011, TCI paid no amounts in commissions in connection with the sale of the Policies.

ADMINISTRATIVE SERVICES CONTRACT

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the Policies that Low Load provides administrative services for registered representatives. During 2011, 2012, and 2013 we paid Low Load $419.74, $444.10 and $534.52 respectively, in connection with this contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2013 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of TFLIC at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

10

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge NY Policy Owners as of December 31, 2013, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2013, and 2012, and for each of the three years in the period ended December 31, 2013, including the Reports of Independent Registered Public Accounting Firm thereon, also are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge NY Policy Owners and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Policies. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

11

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2013, 2012 and 2011

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2013, 2012 and 2011

Report of Independent Auditors

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

April 11, 2014

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2013	2012
Admitted assets
Cash and invested assets:
Bonds	$7,614,084	$7,413,206
Preferred stocks	1,706	1,573
Common stocks
Affiliated entities (cost: 2013—$4,212 ; 2012—$5,814)	4,217	6,573
Unaffiliated entities (cost: 2013— $1,616 ; 2012— $3,950)	1,954	5,113
Mortgage loans on real estate	551,082	544,544
Policy loans	64,552	60,041
Cash, cash equivalents and short-term investments	124,946	587,426
Derivatives	15,940	41,613
Other invested assets	97,025	95,315
Receivables for derivatives cash collateral posted to counterparty	157	—
Securities lending reinvested collateral assets	430,678	258,143

Total cash and invested assets	8,906,341	9,013,547
Premiums deferred and uncollected	10,466	11,297
Due and accrued investment income	88,061	87,584
Net deferred income tax asset	41,598	69,021
Reinsurance receivable	16,252	14,782
Receivable from parent, subsidiaries and affiliates	—	87,032
Accounts receivable	32,721	67,897
Estimated premium tax offset on the provision for future guarantee fund assessments	4,679	16,319
Other admitted assets	9,038	1,110
Separate account assets	20,293,235	17,590,145

Total admitted assets	$29,402,391	$26,958,734

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2013	2012
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$915,424	$842,238
Annuity	6,261,077	6,685,096
Accident and health	131,076	125,546
Policy and contract claim reserves:
Life	24,337	15,509
Annuity	407	437
Accident and health	11,283	11,356
Liability for deposit-type contracts	57,553	61,391
Other policyholders’ funds	1,158	968
Federal income taxes payable	4,010	37,507
Transfers from separate accounts due or accrued	(128,528)	(109,165)
Amounts withheld or retained	11,203	14,876
Remittances and items not allocated	109,543	197,241
Borrowed money	20,029	67,407
Asset valuation reserve	135,159	118,108
Interest maintenance reserve	91,711	102,036
Funds held under coinsurance and other reinsurance treaties	162	201
Reinsurance in unauthorized companies	488	518
Commissions and expense allowances payable on reinsurance assumed	10,152	12,497
Payable for securities	—	2
Payable to parent, subsidiaries and affiliates	365	—
Derivatives	53,183	12,704
Payable for securities lending	430,678	258,143
Taxes, licenses and fees due or accrued	9,264	33,603
Payable for derivative cash collateral	1,301	20,334
Deferred gain on assumption of reinsurance transaction	15,559	17,984
Other liabilities	7,993	6,043
Separate account liabilities	20,293,227	17,590,139

Total liabilities	28,467,814	26,122,719
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,460
Special surplus	8,085	6,660
Unassigned deficit	(75,468)	(172,605)

Total capital and surplus	934,577	836,015

Total liabilities and capital and surplus	$29,402,391	$26,958,734

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$140,211	$127,077	$(378,419)
Annuity	5,023,344	4,733,483	4,738,804
Accident and health	83,115	79,788	66,085
Net investment income	406,880	427,128	463,530
Amortization of interest maintenance reserve	17,702	17,065	16,416
Commissions and expense allowances on reinsurance ceded	61,037	58,516	(52,546)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	139,374	125,160	114,076
Consideration on reinsurance transaction	770	—	75,821
Income from fees associated with investment management and administration for general account	32,592	22,885	35,591
IMR adjustment due to reinsurance	—	—	13,086
Other income	35,019	28,867	24,308

	5,940,044	5,619,969	5,116,752
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	107,202	82,522	145,511
Annuity benefits	115,999	121,593	105,868
Surrender benefits	4,252,300	4,039,973	3,671,197
Other benefits	6,946	5,689	8,152
Increase (decrease) in aggregate reserves for policies and contracts:
Life	73,186	56,740	(379,626)
Annuity	(424,019)	(243,529)	193,394
Accident and health	5,530	4,893	1,742

	4,137,144	4,067,881	3,746,238
Insurance expenses:
Commissions	160,838	161,079	152,964
General insurance expenses	125,854	120,202	143,542
Taxes, licenses and fees	7,507	10,206	18,065
Net transfers to separate accounts	1,194,031	942,930	1,143,898
Experience refunds	450	476	85,372
Interest on surplus notes	9,375	9,375	9,375
Consideration on reinsurance recaptured and novated	—	12,732	—
Other benefits	(3,347)	(5,002)	(3,715)

	1,494,708	1,251,998	1,549,501

Total benefits and expenses	5,631,852	5,319,879	5,295,739

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	$308,192	$300,090	$(178,987)

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Federal income tax expense	$14,157	$110,930	$44,789

Gain (loss) from operations before net realized capital gains (losses) on investments	294,035	189,160	(223,776)
Net realized capital (losses)/gains on investments (net of related federal income taxes and amounts tranferred to interest maintenance reserve)	(67,892)	8,817	(43,004)

Net income (loss)	$226,143	$197,977	$(266,780)

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at January 1, 2011	$2,058	$442	$31,476	$150,000	$849,460	$4,581	$(243,350)	$794,667
Net income (loss)	—	—	—	—	—	215	(266,995)	(266,780)
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	48,801	48,801
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(793)	(793)
Change in nonadmitted assets	—	—	—	—	—	—	19,988	19,988
Change in asset valuation reserve	—	—	—	—	—	—	1,914	1,914
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	601	601
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	520	520
Surplus withdrawn from separate account	—	—	—	—	—	—	965	965
Other changes in surplus in separate account statement	—	—	—	—	—	—	(860)	(860)
Change in net deferred income tax asset	—	—	—	—	—	—	(7,754)	(7,754)
Change in surplus as result of reinsurance	—	—	—	—	—	—	400,760	400,760
Change in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	(3,546)	—	—	—	—	(3,546)
Correction of error-asset valuation reserve	—	—	—	—	—	—	6,248	6,248
Correction of error-TLIC novation of group annuity policies	—	—	—	—	—	—	(2,590)	(2,590)
Dividends to stockholders	—	—	—	—	—	—	(300,000)	(300,000)

Balance at December 31, 2011	2,058	442	27,930	150,000	849,460	4,796	(342,545)	692,141
Net income	—	—	—	—	—	1,864	196,113	197,977
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	(47,417)	(47,417)
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	771	771
Change in nonadmitted assets	—	—	—	—	—	—	4,232	4,232
Change in asset valuation reserve	—	—	—	—	—	—	(16,152)	(16,152)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	288	288
Surplus withdrawn from separate account	—	—	—	—	—	—	(152)	(152)
Other changes in surplus in separate account statement	—	—	—	—	—	—	(55)	(55)
Change in net deferred income tax asset	—	—	—	—	—	—	(12,128)	(12,128)
Change in surplus as result of reinsurance	—	—	—	—	—	—	36,456	36,456
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	—	(27,930)	—	—	—	27,930	—
Correction of error-GMWB reserve	—	—	—	—	—	—	(19,946)	(19,946)

Balance at December 31, 2012	$2,058	$442	$—	$150,000	$849,460	$6,660	$(172,605)	$836,015

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at December 31, 2012	$2,058	$442	$—	$150,000	$849,460	$6,660	$(172,605)	$836,015
Net income	—	—	—	—	—	1,425	224,718	226,143
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	(44,446)	(44,446)
Change in nonadmitted assets	—	—	—	—	—	—	(10,951)	(10,951)
Change in asset valuation reserve	—	—	—	—	—	—	(11,971)	(11,971)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	30	30
Other changes in surplus in separate account statement	—	—	—	—	—	—	2	2
Change in net deferred income tax asset	—	—	—	—	—	—	(40,501)	(40,501)
Change in surplus as result of reinsurance	—	—	—	—	—	—	(14,664)	(14,664)
Correction of error-asset valuation reserve	—	—	—	—	—	—	(5,080)	(5,080)

Balance at December 31, 2013	$2,058	$442	$—	$150,000	$849,460	$8,085	$(75,468)	$934,577

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Operating activities
Premiums collected, net of reinsurance	$5,247,885	$4,939,853	$4,483,991
Net investment income	412,947	440,693	481,777
Miscellaneous income	258,743	273,207	592,123
Benefit and loss related payments	(4,480,068)	(4,271,352)	(4,032,966)
Net transfers to separate accounts	(1,213,394)	(992,548)	(1,246,079)
Commissions, expenses paid and aggregate write-ins for deductions	(345,457)	(368,756)	(337,782)
Federal and foreign income taxes paid	(51,874)	(98,109)	(20,425)

Net cash used in operating activities	(171,218)	(77,012)	(79,361)
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	1,371,997	2,068,919	1,767,840
Preferred stock	1,002	1,291	—
Common stock	4,196	514	2,041
Mortgage loans	130,224	159,142	199,996
Other invested assets	12,460	16,285	23,669
Securities lending reinvested collateral assets	—	217,909	798
Miscellaneous proceeds	1,444	10,801	23,856

Total investment proceeds	1,521,323	2,474,861	2,018,200
Costs of investments acquired:
Bonds	(1,570,360)	(1,629,354)	(1,486,259)
Preferred stock	(1,245)	(521)	(618)
Common stock	(187)	(3,892)	(1,694)
Mortgage loans	(137,041)	(80,113)	(55,689)
Other invested assets	(16,237)	(14,161)	(12,955)
Securities lending reinvested collateral assets	(172,535)	—	—
Miscellaneous applications	(67,942)	(12,500)	(32,729)

Total cost of investments acquired	(1,965,547)	(1,740,541)	(1,589,944)
Net (increase) decrease in policy loans	(4,511)	(4,183)	6,530

Net cost of investments acquired	(1,970,058)	(1,744,724)	(1,583,414)

Net cash (used in) provided by investing activities	(448,735)	730,137	434,786

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Financing and miscellaneous activities
Net (withdrawals)/deposits on deposit-type contracts and other insurance liabilities	$(148)	$823	$(65,804)
Borrowed funds	(47,219)	67,189	—
Dividends to stockholders	—	—	(300,000)
Funds withheld under reinsurance treaties with unauthorized reinsurers	147	(226)	288
Receivable from parent, subsidiaries and affiliates	87,032	(65,789)	(1,496)
Payable to parent, subsidiaries and affiliates	365	(22,062)	(1,967)
Payable for securities lending	172,535	(217,909)	(798)
Other cash (applied) provided	(55,239)	(5,828)	54,106

Net cash provided (used in) by financing and miscellaneous activities	157,473	(243,802)	(315,671)

Net (decrease) increase in cash, cash equivalents and short-term investments	(462,480)	409,323	39,754
Cash, cash equivalents and short-term investments:
Beginning of year	587,426	178,103	138,349

End of year	$124,946	$587,426	$178,103

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Data)

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Aegon USA, LLC. (Aegon) and minority owned by Transamerica Life Insurance Company (TLIC). Both Aegon and TLIC are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company excluded investment income due and accrued of $902 and $568, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $4,481,656, $4,163,452 and $4,218,991, in 2013, 2012 and 2011, respectively. In addition, the Company received $139,375, $125,160 and $114,076, in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

During 2011, the Company implemented a new actuarial valuation system, ARCVAL. This system allows for a more accurate calculation of continuous reserves and the use of select factors in calculating deficiency reserves. As a result of implementing the new system, the Company recorded a decrease in deficiency and non-deduction reserves of

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

$520, which had a corresponding adjustment to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2013
2013	$—	$51,583	$25,596	$25,987
2012 and prior	33,843	(5,347)	20,270	8,226

	33,843	$46,236	$45,866	34,213

Active life reserve	103,059			108,146

Total accident and health reserves	$136,902			$142,359

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2012
2012	$—	$50,385	$24,865	$25,520
2011 and prior	36,644	(8,194)	20,127	8,323

	36,644	$42,191	$44,992	33,843

Active life reserve	99,571			103,059

Total accident and health reserves	$136,215			$136,902

The Company’s unpaid claims reserve was decreased by $5,347 and $8,194 for the years ended December 31, 2013 and 2012, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2013 and 2012 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2013 and 2012 was $740 and $714, respectively. The Company incurred $1,305 and paid $1,279 of claim adjustment expenses during 2013, of which $626 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $473 and paid $580 of claim adjustment expenses during 2012, of which $264 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2013 or 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

During 2011, the Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement, the intent of the novation and release appears to be consistent with the application for direct cedents application of the standard. Therefore, the Company reported the novation and release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

Recent Accounting Pronouncements

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $27,930 at December 31, 2011, from Aggregate Write-ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $27,930, at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position and did not require any additional disclosures.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100 to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective December 31, 2014, the Company will adopt revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision is expected to be immaterial to the financial position and results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company’s separate account was not included in the calculation of the AVR as of December 31, 2012. The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012. This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Summary of Operations.

During 2012, the Company determined that the model used for a particular guaranteed minimum withdrawal benefit product was not appropriately calculating the correct policyholder benefit guarantee values which are used when determining benefit reserves. The correction of this error resulted in an increase in the reserves associated with this product in the amount of $19,946 as of December 31, 2011, and is presented as a separate charge in capital and surplus within the statement of changes in capital and surplus.

The Company incorrectly calculated the mortgages component of the AVR as of December 31, 2010. The maximum Mortgage Experience Adjustment Factor (MEAF) was used in the calculation when lower factors should have been used. As a result, the AVR balance was overstated by $6,248. This was corrected in 2011, and the Company reflected the surplus impact of the correction as a separate change in unassigned surplus within the statement of changes in capital and surplus.

During 2011, the Company determined that too many contracts were novated to TLIC, an affiliated company, in a reinsurance transaction that was effective January 1, 2010. Correcting this error resulted in a reduction in the initial gain recognized on the novation of $7,765, partially offset by an adjustment to the statement of operations for retention of the policies that should have been retained by the Company of $5,175. The net amount of $2,590 is reflected as a separate change in unassigned surplus within the statement of changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	-	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	-	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	-	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

	December 31 2013
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$67,194	$67,194	$—	$67,194	$—	$—
Short-term notes receivable from affiliates	50,000	50,000	—	50,000	—	—
Bonds	7,922,846	7,614,084	710,978	7,083,570	128,298	—
Preferred stocks, other than affiliates	2,715	1,706	—	2,715	—	—
Common stocks, other than affiliates	1,954	1,954	1,954	—		—
Mortgage loans on real estate	570,933	551,082	—	—	570,933	—
Other invested assets	27,482	25,613	—	27,482	—	—
Interest rate swaps	12,436	12,436	—	12,436	—	—
Currency swaps	254	254	—	254	—	—
Credit default swaps	5,751	3,250	—	5,751	—	—
Policy loans	64,552	64,552	—	64,552	—	—
Securities lending reinvested collateral	430,659	430,678	—	430,659	—	—
Separate account assets	20,271,856	20,293,235	10,592,553	9,637,890	41,413	—

Liabilities
Investment contract liabilities	5,652,539	5,584,149	—	1,353	5,651,186	—
Interest rate swaps	38,846	44,714	—	38,846	—	—
Currency swaps	1,622	1,476	—	1,622	—	—
Credit default swaps	(1,703)	6,140	—	(1,703)	—	—
Equity Swaps	853	853	—	853	—	—
Payable to parent, subsidiaries and affiliates	365	365	—	365	—	—
Separate account annuity liabilities	19,918,930	19,912,005	—	12,644,802	7,274,127	—
Surplus notes	156,810	150,000	—	—	156,810	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2012
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$528,981	$528,981	$—	$528,981	$—	$—
Short-term notes receivable from affiliates	54,700	54,700	—	54,700	—	—
Bonds	8,191,209	7,413,206	726,198	7,397,594	67,417	—
Preferred stocks, other than affiliates	2,241	1,573	—	2,241	—	—
Common stocks, other than affiliates	5,113	5,113	3,111	—	2,002	—
Mortgage loans on real estate	581,335	544,544	—	—	581,335	—
Other invested assets	20,653	19,088	—	20,653	—	—
Interest rate swaps	39,746	39,331	—	39,746	—	—
Currency swaps	142	—	—	142	—	—
Credit default swaps	3,083	1,399	—	3,083	—	—
Foreign currency forward	883	883	—	883	—	—
Policy loans	60,041	60,041	—	60,041	—	—
Securities lending reinvested collateral	257,972	258,143	—	257,972	—	—
Receivable from parent, subsidiaries and affiliates	87,032	87,032	—	87,032	—	—
Separate account assets	17,781,262	17,590,145	7,982,621	9,726,976	71,665	—

Liabilities
Investment contract liabilities	5,989,132	5,953,575	—	3,481,554	2,507,578	—
Interest rate swaps	7,024	5,575	—	7,024	—	—
Currency swaps	—	153	—	—	—	—
Credit default swaps	2,946	5,743	—	2,946	—	—
Foreign currency forward	1,233	1,233	—	1,233	—	—
Separate account annuity liabilities	17,231,486	17,204,274	—	9,936,870	7,294,616	—
Surplus notes	167,085	150,000	—	—	167,085	—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:

	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$15,501	$—	$15,501
Industrial and miscellaneous	—	4,708	9,714	14,422

Total bonds	—	20,209	9,714	29,923
Common stock
Industrial and miscellaneous	1,954	—	—	1,954

Total common stock	1,954	—	—	1,954
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	500	—	500
Money market mutual fund	—	66,693	—	66,693
Intercompany notes	—	50,000	—	50,000

Total short-term	—	117,194	—	117,194
Derivative assets	—	12,690	—	12,690
Separate account assets	10,592,553	2,490,653	—	13,083,206

Total assets at fair value	$10,594,507	$2,640,746	$9,714	$13,244,967

Liabilities:
Derivative liabilities	$—	$41,321	$—	$41,321

Total liabilites at fair value	$—	$41,321	$—	$41,321

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$6,412	$11,390	$17,802

Total bonds	—	6,412	11,390	17,802
Common stock
Industrial and miscellaneous	3,111	—	2,002	5,113

Total common stock	3,111	—	2,002	5,113
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	446,681	—	446,681
Money market mutual fund	—	82,102	—	82,102
Intercompany notes	—	54,700	—	54,700
Sweep account	—	196	—	196

Total short-term	—	583,680	—	583,680
Derivative assets	—	34,734	—	34,734
Separate account assets	7,982,621	2,388,209	—	10,370,830

Total assets at fair value	$7,985,732	$3,013,035	$13,392	$11,012,159

Liabilities:
Derivative liabilities	$—	$350	$—	$350

Total liabilites at fair value	$—	$350	$—	$350

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize inputs that are not market observable.

Common stock in Level 3 is comprised primarily of warrants valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third party pricing services or are valued and classified in the same way as general account assets (described above).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2013 and 2012:

	Balance at January 1, 2013	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$723	$—	$245	$(254)	$203
Other	10,667	—	—	(415)	667
Common stock	2,002	—	—	—	(1,196)

Total	$13,392	$—	$245	$(669)	$(326)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2013
Bonds
RMBS	$—	$—	$—	$—	$427
Other	—	—	—	1,632	9,287
Common stock	—	—	80	726	—

Total	$—	$—	$80	$2,358	$9,714

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$1,076	$1,237	$605	$(1,599)	$979
Other	9,902	—	—	337	2,165
Common stock	3,496	—	—	—	(1,494)

Total	$14,474	$1,237	$605	$(1,262)	$1,650

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2012
Bonds
RMBS	$—	$—	$—	$365	$723
Other	—	—	—	1,737	10,667
Common stock	—	—	—	—	2,002

Total	$—	$—	$—	$2,102	$13,392

(a)	Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributable to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being internally modeled, thus causing the transfer into Level 3 during 2012.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013. In addition, transfers out for bonds were the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using third party vendor inputs during 2012. Also, transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011, subsequently changing to being carried at amortized cost during 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$723,664	$20,596	$35	$39,791	$704,434
State, municipal and other government	156,405	7,460	4,755	666	158,444
Hybrid securities	99,366	6,415	5,476	154	100,151
Industrial and miscellaneous	5,206,107	327,974	9,109	49,457	5,475,515
Mortgage and other asset-backed securities	1,428,542	81,874	13,044	13,070	1,484,302

	7,614,084	444,319	32,419	103,138	7,922,846
Unaffiliated preferred stocks	1,706	1,009	—	—	2,715

	$7,615,790	$445,328	$32,419	$103,138	$7,925,561

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$612,515	$101,850	$—	$1	$714,364
State, municipal and other government	168,249	20,558	8,472	—	180,335
Hybrid securities	92,265	7,277	10,909	—	88,633
Industrial and miscellaneous	5,005,463	583,125	1,170	3,833	5,583,585
Mortgage and other asset-backed securities	1,534,714	114,427	23,912	937	1,624,292

	7,413,206	827,237	44,463	4,771	8,191,209
Unaffiliated preferred stocks	1,573	1,049	381	—	2,241

	$7,414,779	$828,286	$44,844	$4,771	$8,193,450

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 76 and 80 securities with a carrying amount of $281,161 and $266,840 and an unrealized loss of $32,419 and $44,844 with an average price of 88.5 and 83.2 (fair

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

value/amortized cost). Of this portfolio, 70.19% and 48.05% were investment grade with associated unrealized losses of $19,689 and $20,046, respectively.

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 291 and 55 securities with a carrying amount of $1,860,688 and $234,770 and an unrealized loss of $103,138 and $4,771 with an average price of 94.5 and 98.0 (fair value/amortized cost). Of this portfolio, 96.86% and 76.98% were investment grade with associated unrealized losses of $100,950 and $3,649, respectively.

At December 31, 2013, for common stocks that have been in a continuous loss position for greater than or equal twelve months, the Company held 1 security with a cost of $4 and unrealized loss of $1 with an average price of 77.0 (fair value/cost). At December 31, 2012, the Company did not hold any common stock that had been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2013, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months. At December 31, 2012, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 3 securities with a cost of $3,145 and unrealized loss $33 with an average price of 99.0 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2013 and 2012 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2013
Unaffiliated bonds:
United States government and agencies	$1,830	$362,949	$364,779
State, municipal and other government	14,235	25,206	39,441
Hybrid securities	20,128	11,171	31,299
Industrial and miscellaneous	91,554	1,051,181	1,142,735
Mortgage and other asset-backed securities	120,995	307,043	428,038

	248,742	1,757,550	2,006,292
Unaffiliated common stocks	3	—	3

	$248,745	$1,757,550	$2,006,295

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2012
Unaffiliated bonds:
United States government and agencies	$—	$1,863	$1,863
State, municipal and other government	36,512	—	36,512
Hybrid securities	22,250	—	22,250
Industrial and miscellaneous	17,474	172,884	190,358
Mortgage and other asset-backed securities	145,029	55,252	200,281

	221,265	229,999	451,264
Unaffiliated preferred stocks	731	—	731
Unaffiliated common stocks	—	3,112	3,112

	$221,996	$233,111	$455,107

The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$518,442	$528,302
Due after one year through five years	2,192,012	2,367,366
Due after five years through ten years	1,933,729	1,956,804
Due after ten years	1,541,359	1,586,072

	6,185,542	6,438,544
Mortgage and other asset-backed securities	1,428,542	1,484,302

	$7,614,084	$7,922,846

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2013, the Company’s treasury portfolio had investments in an unrealized loss position which had a fair value of $364,779, with a carrying value of $404,605, resulting in a gross unrealized loss of $39,826. The Company’s government issued debt securities include US Treasury bonds. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. The Company evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2013.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 and 2012. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2011.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2011
OTTI recognized 1st quarter:
Intent to sell	$1,800	$3	$—	$1,797

Total 1st quarter OTTI on loan-backed securities	1,800	3	—	1,797

Aggregate total	$1,800	$3	$—	$1,797

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$33,255	$937	$32,318	$26,145
2nd quarter present value of cash flows expected to be less than the amortized cost basis	12,311	571	11,740	11,175
3rd quarter present value of cashflows expected to be less than the amortized cost basis	16,824	1,426	15,398	12,815
4th quarter present value of cash flows expected to be less than the amortized cost basis	30,853	1,080	29,773	27,584

Aggregate total	$93,243	$4,014	$89,229	$77,719

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$9,907	$123	$9,784	$5,625
2nd quarter present value of cash flows expected to be less than the amortized cost basis	31,773	3,092	28,681	20,633
3rd quarter present value of cash flows expected to be less than the amortized cost basis	17,199	1,222	15,977	10,640
4th quarter present value of cash flows expected to be less than the amortized cost basis	22,099	921	21,178	15,312

Aggregate total	$80,978	$5,358	$75,620	$52,210

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$36,356	$988	$35,368	$23,938
2nd quarter present value of cash flows expected to be less than the amortized cost basis	32,000	3,301	28,699	16,513
3rd quarter present value of cash flows expected to be less than the amortized cost basis	44,931	807	44,124	28,144
4th quarter present value of cash flows expected to be less than the amortized cost basis	54,257	2,573	51,684	41,432

Aggregate total	$167,544	$7,669	$159,875	$110,027

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
02148YAJ3	336	327	9	327	180	1Q2013
14984WAA8	11,205	10,969	236	10,969	10,570	1Q2013
52108HV84	1,723	1,680	43	1,680	1,004	1Q2013
52524YAA1	72	—	72	—	—	1Q2013
759676AJ8	6,182	6,091	91	6,091	4,528	1Q2013
75970JAJ5	7,426	7,316	110	7,316	6,192	1Q2013
81379EAD4	5	—	5	—	—	1Q2013
81744FFD4	496	410	86	410	121	1Q2013
86358EZU3	1,628	1,411	217	1,411	267	1Q2013
12669GUR0	4,183	4,113	70	4,113	3,281	1Q2013
14984WAA8	10,701	10,522	179	10,522	10,201	2Q2013
52108HV84	1,611	1,218	393	1,218	973	2Q2013
52108HV84	1,218	701	517	701	994	3Q2013
59020UJZ9	261	172	89	172	406	3Q2013
759676AJ8	5,727	5,618	109	5,618	4,708	3Q2013
75970JAJ5	7,093	6,936	157	6,936	5,833	3Q2013
75970QAH3	674	657	17	657	576	3Q2013
81744FFD4	407	354	53	354	117	3Q2013
86358EZU3	1,393	941	452	941	168	3Q2013
291701CR9	50	18	32	18	14	3Q2013
12666UAC7	8,154	7,984	170	7,984	7,978	4Q2013
12668WAC1	7,972	7,700	272	7,700	7,133	4Q2013
759676AJ8	5,272	5,102	170	5,102	4,541	4Q2013
75970JAJ5	6,838	6,525	313	6,525	5,628	4Q2013
75970QAH3	650	619	31	619	575	4Q2013
81744FFD4	354	345	9	345	122	4Q2013
86358EZU3	105	97	8	97	15	4Q2013
12640WAG5	1,491	1,384	107	1,384	1,578	4Q2013
291701CR9	17	16	1	16	14	4Q2013

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2013
The aggregate amount of unrealized losses	$17,238	$13,316
The aggregate related fair value of securities with unrealized losses	134,946	307,514

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$33,297	$937
The aggregate related fair value of securities with unrealized losses	162,801	55,252

Detail of net investment income is presented below:

	Year Ended December 31
	2013	2012	2011
Income:
Bonds	$359,479	$372,298	$396,157
Preferred stocks	123	130	148
Common stocks	—	1,693	1,302
Mortgage loans on real estate	32,624	39,468	44,625
Policy loans	4,081	4,038	4,034
Cash, cash equivalents and short-term investments	427	765	929
Derivatives	18,515	19,915	24,901
Other invested assets	2,873	639	2,548
Other	1,953	2,929	1,921

Gross investment income	420,075	441,875	476,565
Less investment expenses	13,195	14,747	13,035

Net investment income	$406,880	$427,128	$463,530

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2013	2012	2011
Proceeds	$1,131,813	$1,913,219	$1,636,561

Gross realized gains	$16,348	$68,650	$44,316
Gross realized losses	(6,761)	(9,531)	(6,781)

Net realized capital gains	$9,586	$59,119	$37,535

The Company had gross realized losses for the years ended December 31, 2013, 2012 and 2011 of $4,299, $6,205 and $10,422, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2013	2012	2011
Bonds	$5,397	$52,800	$27,113
Preferred stocks	(110)	115	—
Common stocks	74	91	(995)
Mortgage loans on real estate	(123)	(1,020)	290
Cash, cash equivalents and short-term investments	3	3	—
Derivatives	(65,675)	9,224	(32,729)
Other invested assets	4,140	3,939	3,074

	(56,294)	65,152	(3,247)
Federal income tax effect	(4,221)	(17,772)	(15,802)
Transfer to interest maintenance reserve	(7,377)	(38,563)	(23,955)

Net realized capital gains (losses) on investments	$(67,892)	$8,817	$(43,004)

At December 31, 2013 and 2012, the Company had recorded investment in restructured securities of $32 and $2,940, respectively. The capital gains (losses) taken as a direct result of restructures in 2013, 2012 and 2011 were $(16), $886 and $(603), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2013	2012	2011
Bonds	$1,542	$12,303	$(7,611)
Common stocks	(825)	(1,627)	(1,216)
Affiliated entities	(754)	(45)	(145)
Derivatives	(67,606)	(87,646)	81,675
Other invested assets	(330)	5,277	1,233

	(67,973)	(71,738)	73,936
Taxes on unrealized capital gains/losses	23,527	25,092	(25,928)

Change in unrealized capital gains (losses), net of tax	$(44,446)	$(46,646)	$48,008

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

	Farm	Commercial	Total
AAA—AA	$16,000	$332,597	$348,597
A	7,073	173,894	180,967
BBB	4,133	14,990	19,123
BB	—	1,976	1,976
B	—	419	419

	$27,206	$523,876	$551,082

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2013, the Company issued mortgage loans with a maximum interest rate of 5.31% and a minimum interest rate of 3.11% for commercial loans. During 2012, the Company issued mortgage loans with a maximum interest rate of 4.60% and a minimum interest rate of 3.21% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 75%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 70%. During 2013, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2012, the Company reduced the interest rate by 1.0% of one outstanding mortgage loan in the amount of $8,362.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2013	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$27,206	$—	$—	$—	$521,637	$2,239	$551,082
(b) 30-59 Days Past Due	—	—	—	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

		Residential		Commercial
December 31, 2012	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$40,383	$—	$—	$—	$500,423	$2,231	$543,037
(b) 30-59 Days Past Due	—	—	—	—	1,507	2	1,509
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

The Company did not have any impaired loans at December 31, 2013 or 2012. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2013, 2012 or 2011.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2013, 2012 or 2011. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2013, 2012 or 2011.

During 2013 and 2012, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $7,164 and $5,173, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2013	2012		2013	2012
Mountain	22%	21%	Retail	32%	32%
Pacific	17	16	Industrial	32	25
W. South Central	16	13	Office	17	16
South Atlantic	13	23	Apartment	6	5
Middle Atlantic	12	16	Medical	5	5
W. North Central	10	1	Agricultural	5	7
E. North Central	7	6	Other	3	10
E. South Central	2	3
New England	1	1

During 2013, 2012 and 2011, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2013, the Company had ownership interest in four LIHTC investments. The remaining years of unexpired tax credits ranged from three to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from four to thirteen years. The amount of contingent equity commitments expected to be paid during 2014 to 2015 is $9,559. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2012, the Company had ownership interest in three LIHTC investments. The remaining years of unexpired tax credits ranged from four to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from five to fourteen years. The amount of contingent equity commitments expected to be paid during 2013 was $2,127. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(70,734), $77,308 and $(38,303) for the years ended December 31, 2013, 2012 and 2011, respectively.

At December 31, 2013 and 2012, the Company had replicated assets with a fair value of $515,990 and $462,061, respectively, and credit default swaps with a fair value of $7,454 and $137, respectively. The Company did not recognize any capital losses related to replication transactions in 2013 or 2011, while the Company recognized capital losses of $1,477 in 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2013, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
51408,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	$10,000	$186
59020,SWAP, USD 1 / (USD 0), :US534187AM15	9/20/2016	20,000	287
51410,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	133
51409,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	11,000	197
51412,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
51411,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	12,000	136
51413,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	133
51414,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
51415,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
43375,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	5,000	107
51416,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,500	(204)
51417,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	2,200	(25)
51418,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	3,200	(65)
43612,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	2,000	(53)
46258,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(209)
46320,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(352)
46421,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	176
46535,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	15,000	(560)
46616,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	10,000	(139)
46846,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	5,000	59
47105,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	25,000	532
47122,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	20,000	235
47184,SWAP, USD 1 / (USD 0), :912828TJ9	12/20/2017	5,000	(70)
47284,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	10,000	213
59021,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	20,000	426
59022,SWAP, USD 1 / (USD 0), :912803DQ3	12/20/2017	25,000	440
49133,SWAP, USD 5 / (USD 0), :912803DJ9	12/20/2017	10,000	1,568
49374,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2017	10,000	203
49893,SWAP, USD 1 / (USD 0), :12622DAC8	12/20/2017	10,000	146
50058,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	170
50222,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	224
60080,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	30,000	593
60228,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	5,000	80
63831,SWAP, USD 5 / (USD 0), :912810RA8	9/20/2020	10,000	2,058
66719,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	20,000	(27)
63950,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	15,000	(15)
63952,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2023	20,000	(252)
64594,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	25,000	64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $26,507 and $43,857, respectively.

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $47,684 and $11,206, respectively.

At December 31, 2013 and 2012, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2013	2012
Interest rate and currency swaps:
Receive fixed—pay fixed	$546,179	$102,379
Swaps:
Receive fixed—pay floating	541,616	1,111,262
Receive fixed—pay fixed	39,994	—
Receive floating—pay fixed	141,000	—
Receive floating—pay floating	35,784	—

Open futures contracts at December 31, 2013 and 2012 were as follows:

Long/ Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2013
Long	7	HANG SENG IDX FUT Jan14	$8,144	$8,166
Long	21	S&P 500 FUTURE Mar14	9,254	9,665
Short	320	S&P 500 FUTURE Mar14	141,730	147,288
Long	50	DJ EURO STOXX 50 Mar14	1,450	1,554
Short	31	S&P 500 E-MINI FUTURE Mar14	2,759	2,853
Short	85	FTSE 100 IDX FUT Mar14	5,314	5,692
Short	190	NASDAQ 100 E-MINI Mar14	13,186	13,618
Short	30	NIKKEI 225 (OSE) Mar14	488,477	488,700

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Long/ Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012
Long	3	HANG SENG IDX FUT Jan13	$437	$438
Short	(659)	S&P 500 FUTURE Mar13	(233,040)	(233,961)
Long	25	DJ EURO STOXX 50 Mar13	865	864
Short	(9)	S&P 500 E-MINI FUTURE Mar13	(633)	(639)
Short	(350)	FTSE 100 IDX FUT Mar13	(33,455)	(33,482)
Short	(540)	NASDAQ 100 E-MINI Mar13	(28,786)	(28,676)
Short	(50)	NIKKEI 225 (OSE) Mar13	(5,563)	(6,035)

For the years ended December 31, 2013, 2012 and 2011, the Company recorded unrealized gains (losses) of $(31,835), $34,383 and $121,858, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2013, 2012 or 2011 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:

	Gross Restricted Current Year
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b. Collateral held under security lending agreements	430,771	—	18,918	—	449,689
c. Subject to repurchase agreements	—	—	—	—	—
d. Subject to reverse repurchase agreements	—	—	—	—	—
e. Subject to dollar repurchase agreements	20,491	—	—	—	20,491
f. Subject to dollar reverse repurchase agreements	—	—	—	—	—
g. Placed under option contracts	—	—	—	—	—
h. Letter stock or securities restricted as to sale	—	—	—	—	—
i. On deposit with state(s)	3,276	—	—	—	3,276
j. On deposit with other regulatory bodies	—	—	—	—	—
k. Pledged as collateral not captured in other categories	36,135	—	—	—	36,135
l. Other restricted assets	—	—	—	—	—

m.Total Restricted Assets	$490,673	$—	$18,918	$—	$509,591

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Gross Restricted			Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	0.00%	0.00%
b. Collateral held under security lending agreements	277,433	172,257	449,690	1.53	1.53
c. Subject to repurchase agreements	—	—	—	0.00	0.00
d. Subject to reverse repurchase agreements	—	—	—	0.00	0.00
e. Subject to dollar repurchase agreements	63,547	(43,057)	20,491	0.07	0.07
f. Subject to dollar reverse repurchase agreements	—	—	—	0.00	0.00
g. Placed under option contracts	—	—	—	0.00	0.00
h. Letter stock or securities restricted as to sale	—	—	—	0.00	0.00
i. On deposit with state(s)	3,292	(15)	3,276	0.01	0.01
j. On deposit with other regulatory bodies	—	—	—	0.00	0.00
k. Pledged as collateral not captured in other categories	19,516	16,618	36,135	0.12	0.12
l. Other restricted assets	—	—	—	0.00	0.00

m.Total Restricted Assets	$363,788	$145,803	$509,592	1.73%	1.73%

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $36,135 and $19,516, respectively, in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2013	2012	2011
Direct premiums	$5,269,131	$4,960,351	$4,950,537
Reinsurance assumed—affiliates	82	81	104
Reinsurance assumed—non affiliates	531,881	633,476	621,553
Reinsurance ceded—affiliates	(203,917)	(278,372)	(359,404)
Reinsurance ceded—non affiliates	(350,507)	(375,188)	(786,320)

Net premiums earned	$5,246,670	$4,940,348	$4,426,470

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2013 and 2012 of $1,521,643 and $1,718,959, respectively.

The Company received reinsurance recoveries in the amounts of $470,789, $492,249 and $325,524 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $145,050 and $159,544, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $2,010,935 and $2,201,388, respectively.

The Company would experience no reduction in surplus at December 31, 2013 or 2012 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2013 or 2012.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

Amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax) during 2013.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration paid was $9,487, life and claim reserves recaptured were $12,438 and other assets recaptured were $391, resulting in a pre-tax loss of $21,534 which was included in the statement of operations.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $27,425, life and claim reserves recaptured were $97,403, other assets recaptured were $7,410 and the unamortized gain related to these blocks was released into income from surplus of $9,990, ($6,556 after tax), resulting in a pre-tax loss of $107,428, which was included in the statement of operations.

Subsequent to the recaptures that took place during 2012, the Company reinsured to a non-affiliate certain treaties associated with the business that was previously ceded to an affiliate, for which a reinsurance premium and ceding commission were received in the amount of $843 and $6,904, respectively, and life and claim reserves transferred were $7,971, resulting in a pre-tax gain of $15,718 ($10,217 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Subsequent to the recaptures that took place during 2012, the Company reinsured to an affiliate certain treaties associated with the business that was previously ceded to a non-affiliate, for which a reinsurance premium was paid in the amount of $13,711, ceding commission was received in the amount of $18,696, life and claim reserves transferred were $78,778 and other assets were transferred in the amount of $3,549, resulting in a pre-tax gain of $80,214 ($52,139 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Also subsequent to certain 2012 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration received was $24,179, life and claim reserves released were $23,092 and other assets were transferred associated with the business of $4,251, resulting in a pre-tax gain of $43,020, which was included in the statement of operations.

On April 26, 2011, Aegon N.V. announced the divestiture of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $474,720 which was included in the statement of operations, and a net of tax gain of $400,760 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings related to these transactions. Additional information surrounding these transactions is outlined below.

Effective August 9, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $55,356, recaptured reserves of $293,975, recaptured other assets of $8,586 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,297, resulting in a pre-tax loss of $227,736 which has been included in the statement of operations. Prior to this transaction, the Company amortized $498, net of tax, of the deferred gain related to the initial transaction into earnings with a corresponding charge directly to unassigned surplus in 2011.

Subsequently, effective August 9, 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a net reinsurance premium of $549,682, received an initial ceding commission of $219,000, transferred other assets in the amount of $12,548

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

and released net reserves of $790,263. The Company paid an experience refund in the amount of $84,770 to an affiliate and released IMR associated with certain business in the amount of $13,086. These transactions resulted in a net of tax gain of $248,557, which has been credited directly to unassigned surplus. During 2011, the Company amortized $7,712, net of tax, of the deferred gain into earnings with a corresponding charge directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to a non-affiliate. The Company paid recapture consideration of $9,840, recaptured reserves of $402,503, recaptured other net assets of $10,226 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $230,033, resulting in a pre-tax loss of $172,084, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to an affiliate and as a result received cash, transferred other net assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $262,245, which has been credited directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $30,305, recaptured reserves of $123,935 and recaptured other assets of $17,964, resulting in a pre-tax loss of $75,666, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to a non-affiliate and as a result paid cash, transferred other assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $49,183, which has been credited directly to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divestiture of the Transamerica Reinsurance operations from several Aegon N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divestiture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $87,665, where the counterparty’s net reserves ceded exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

During 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2010 of $1,991, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus. The Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2011 into earnings during 2013 or 2012.

7. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$86,427	$16,998	$103,425
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	86,427	16,998	103,425
Deferred Tax Assets Nonadmitted	22,381	—	22,381

Subtotal (Net Deferred Tax Assets)	64,046	16,998	81,044
Deferred Tax Liabilities	32,805	6,641	39,446

Net Admitted Deferred Tax Assets	$31,241	$10,357	$41,598

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$113,219	$22,618	$135,837
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	113,219	22,618	135,837
Deferred Tax Assets Nonadmitted	11,932	—	11,932

Subtotal (Net Deferred Tax Assets)	101,287	22,618	123,905
Deferred Tax Liabilities	45,060	9,824	54,884

Net Admitted Deferred Tax Assets	$56,227	$12,794	$69,021

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(26,792)	$(5,620)	$(32,412)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(26,792)	(5,620)	(32,412)
Deferred Tax Assets Nonadmitted	10,449	—	10,449

Subtotal (Net Deferred Tax Assets)	(37,241)	(5,620)	(42,861)
Deferred Tax Liabilities	(12,255)	(3,183)	(15,438)

Net Admitted Deferred Tax Assets	$(24,986)	$(2,437)	$(27,423)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2013	2012	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$125	$239	$(114)
Policyholder reserves	56,040	79,398	(23,358)
Deferred acquisition costs	21,222	18,294	2,928
Receivables—nonadmitted	1,805	2,430	(625)
Section 197 Intangible Amortization	90	119	(29)
Guaranty fund accrual	1,400	6,189	(4,789)
Reinsurance to unauthroized companies	171	181	(10)
Assumption Reinsurance	5,355	6,176	(821)
Other (including items <5% of ordinary tax assets)	219	193	26

Subtotal	86,427	113,219	(26,792)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	22,381	11,932	10,449

Admitted ordinary deferred tax assets	64,046	101,287	(37,241)
Capital:
Investments	16,998	22,618	(5,620)

Subtotal	16,998	22,618	(5,620)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	16,998	22,618	(5,620)

Admitted deferred tax assets	$81,044	$123,905	$(42,861)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Year Ended December 31
	2013	2012	Change
Deferred Tax Liabilities:
Ordinary
Investments	$13,855	$10,496	$3,359
§807(f) adjustment	5,893	7,302	(1,409)
Reinsurance ceded	13,055	14,225	(1,170)
Other (including items <5% of total ordinary tax liabilities)	2	18	(16)

Subtotal	32,805	32,041	764
Capital
Investments	6,641	22,843	(16,202)

Subtotal	6,641	22,843	(16,202)

Deferred tax liabilities	39,446	54,884	(15,438)

Net deferred tax assets/liabilities	$41,598	$69,021	$(27,423)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2013 or 2012.

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2013
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$31,241	$10,357	$41,598
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133,947
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	32,805	6,641	39,446

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$64,046	$16,998	$81,044

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31, 2012
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$56,227	$12,794	$69,021
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	116,020
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	45,060	9,824	54,884

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$101,287	$22,618	$123,905

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(24,986)	$(2,437)	$(27,423)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	17,927
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(12,255)	(3,183)	(15,438)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(37,241)	$(5,620)	$(42,861)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2013	2012	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	998%	809%	189%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$892,721	$766,655	$126,066

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:

	December 31, 2013
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$86,427	$16,998	$103,425
(% of Total Adjusted Gross DTAs)	0%	39%	6%

Net Admitted Adjusted Gross DTAs	$64,046	$16,998	$81,044
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$113,219	$22,618	$135,837
(% of Total Adjusted Gross DTAs)	0%	0%	0%

Net Admitted Adjusted Gross DTAs	$101,287	$22,618	$123,905
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	Ordinary Percent	Change Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$(26,792)	$(5,620)	$(32,412)
(% of Total Adjusted Gross DTAs)	0%	39%	6%

Net Admitted Adjusted Gross DTAs	$(37,241)	$(5,620)	$(42,861)
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2013	2012	Change
Current Income Tax
Federal	$14,157	$110,930	$(96,773)
Foreign	—	—	—

Subtotal	14,157	110,930	(96,773)

Federal income tax on net capital gains	4,221	17,772	(13,551)

Federal and foreign income taxes incurred	$18,378	$128,702	$(110,324)

	Year Ended December 31
	2012	2011	Change
Federal	$110,930	$44,789	$66,141
Foreign	—	—	—

Subtotal	110,930	44,789	66,141

Federal income tax on net capital gains	17,772	15,802	1,970
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$128,702	$60,591	$68,111

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2013	2012	2011
Current income taxes incurred	$18,378	$128,702	$60,591
Change in deferred income taxes	40,501	12,128	7,754
(without tax on unrealized gains and losses)

Total income tax reported	$58,879	$140,830	$68,345

Income before taxes	$251,898	$365,242	$(182,234)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$88,164	$127,835	$(63,782)
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(4,591)	(4,308)	(3,958)
Tax credits	(2,911)	(3,148)	(2,217)
Tax adjustment for IMR	(16,134)	6,726	(10,326)
Surplus adjustment for in-force ceded	(5,132)	12,782	140,266
Nondeductible expenses	15	15	2,882
Deferred tax benefit on other items in surplus	(371)	(7,149)	(1,343)
Provision to return	(336)	(1,968)	(454)
Life-owned life insurance	—	—	(281)
Dividends from certain foreign corporations	74	39	30
Prior period adjustment	—	10,356	4,791
Other	101	(350)	2,737

Total income tax reported	$58,879	$140,830	$68,345

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

As of December 31, 2013 and 2012, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2013, 2012 and 2011 of $14,455, $93,620 and $113,223, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $17 and $32, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $17. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $25, $(203) and $(25), respectively. The total interest payable balance as of December 31, 2013 and 2012 is $1 and $2, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2013 and 2012, there were no premiums for participating life insurance policies. For the year ended 2011, premiums for participating life insurance policies were $111. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2013, 2012 or 2011.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2013
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$794,222	$96,875	$—	$891,097	3%
At book value less surrender charge of 5% or more	907,482	44,403	—	951,885	4
At fair value	9,335	495,948	10,969,025	11,474,308	44

Total with adjustment or at fair value	1,711,039	637,226	10,969,025	13,317,290	51
At book value without adjustment (minimal or no charge or adjustment)	3,705,571	61,651	—	3,767,222	14
Not subject to discretionary withdrawal provision	920,466	6,567,686	1,679,657	9,167,809	35

Total annuity reserves and deposit liabilities	6,337,076	7,266,563	12,648,682	26,252,321	100%

Less reinsurance ceded	1,308	—	—	1,308

Net annuity reserves and deposit liabilities	$6,335,768	$7,266,563	$12,648,682	$26,251,013

	December 31 2012
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$863,230	$100,861	$—	$964,091	4%
At book value less surrender charge of 5% or more	963,783	47,733	—	1,011,516	4
At fair value	6,586	485,825	7,974,208	8,466,619	35

Total with adjustment or at fair value	1,833,599	634,419	7,974,208	10,442,226	43
At book value without adjustment (minimal or no charge or adjustment)	3,963,343	66,275	—	4,029,618	17
Not subject to discretionary withdrawal provision	964,662	6,566,022	1,965,950	9,496,634	40

Total annuity reserves and deposit liabilities	6,761,604	7,266,716	9,940,158	23,968,478	100%

Less reinsurance ceded	1,978	—	—	1,978

Net annuity reserves and deposit liabilities	$6,759,626	$7,266,716	$9,940,158	$23,966,500

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2013, 2012 and 2011 is as follows:

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$1,806,215	$2,675,714	$4,481,929

Reserves for separate accounts as of December 31, 2013 with assets at:
Fair value	$—	$12,736,654	$12,736,654
Amortized cost	7,266,563	—	7,266,563

Total as of December 31, 2013	$7,266,563	$12,736,654	$20,003,217

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal:
With fair value adjustment	$96,875	$—	$96,875
At book value without fair value adjustment and with current surrender charge of 5% or more	44,403	—	44,403
At fair value	495,948	11,056,997	11,552,945
At book value without fair value adjustment and with current surrender charge of less than 5%	61,651	—	61,651

Subtotal	698,877	11,056,997	11,755,874
Not subject to discretionary withdrawal	6,567,686	1,679,657	8,247,343

Total separate account reserves at December 31, 2013	$7,266,563	$12,736,654	$20,003,217

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$1,805,525	$2,357,927	$4,163,452

Reserves for separate accounts as of December 31, 2012 with assets at:
Fair value	$—	$10,008,134	$10,008,134
Amortized cost	7,266,715	—	7,266,715

Total as of December 31, 2012	$7,266,715	$10,008,134	$17,274,849

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal:
With fair value adjustment	$100,860	$—	$100,860
At book value without fair value adjustment and with current surrender charge of 5% or more	47,733	—	47,733
At fair value	485,825	8,042,184	8,528,009
At book value without fair value adjustment and with current surrender charge of less than 5%	66,275	—	66,275

Subtotal	700,693	8,042,184	8,742,877
Not subject to discretionary withdrawal	6,566,022	1,965,950	8,531,972

Total separate account reserves at December 31, 2012	$7,266,715	$10,008,134	$17,274,849

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$2,184,262	$2,035,362	$4,219,624

Reserves for separate accounts as of December 31, 2011 with assets at:
Fair value	$—	$8,294,680	$8,294,680
Amortized cost	7,036,920	—	7,036,920

Total as of December 31, 2011	$7,036,920	$8,294,680	$15,331,600

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal:
With fair value adjustment	$132,777	$—	$132,777
At book value without fair value adjustment and with current surrender charge of 5% or more	50,323	—	50,323
At fair value	444,165	6,301,437	6,745,602
At book value without fair value adjustment and with current surrender charge of less than 5%	69,871	—	69,871

Subtotal	697,136	6,301,437	6,998,573
Not subject to discretionary withdrawal	6,339,784	1,993,243	8,333,027

Total separate account reserves at December 31, 2011	$7,036,920	$8,294,680	$15,331,600

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2013	2012	2011
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,481,983	$4,163,485	$4,219,645
Transfers from separate accounts	(3,287,943)	(3,220,563)	(3,075,684)

Net transfers to separate accounts	1,194,040	942,922	1,143,961
Miscellaneous reconciling adjustments	(9)	8	(63)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$1,194,031	$942,930	$1,143,898

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $20,293,235 and $17,590,145, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

	2013	2012
Variable life	$98,422	$80,147
Variable annuities	9,040,471	6,288,266
Market value separate accounts	1,759,358	1,550,300
Par annuities	1,958,911	2,220,569
Book value separate accounts	7,436,073	7,450,863

Total separate account assets	$20,293,235	$17,590,145

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $32,328 and $47,317, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $32,926, $31,916 and $27,094 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $680, $619 and $1,542, respectively, toward separate account guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2013 and 2012, the Company reported guaranteed separate account assets at amortized cost in the amount of $7,436,073 and $7,450,863, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $7,414,425 and $7,618,858 at December 31, 2013 and 2012, respectively, which would have resulted in an unrealized (loss) gain of $(21,648) and $167,995, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2013 and 2012, securities with a book value of $18,918 and $21,171, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2013, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $19,307. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2013 and 2012, the Company had variable annuities with minimum guaranteed benefits as follows:

	Subjected		Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2013
Guaranteed Minimum Withdrawal Benefit	$5,310,395	$41,397	$—
Guaranteed Minimum Death Benefit	1,600,493	2,659	1,308
December 31, 2012
Guaranteed Minimum Withdrawal Benefit	$4,849,846	$131,770	$—
Guaranteed Minimum Death Benefit	1,373,096	7,639	1,978

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’s paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2013
Life and annuity:
Ordinary first-year business	$208	$188	$20
Ordinary renewal business	138,879	1,259	137,620
Group life business	527	113	414
Credit life	252	—	252
Reinsurance ceded	(132,124)	—	(132,124)

Total life and annuity	7,742	1,560	6,182
Accident and health	4,284	—	4,284

	$12,026	$1,560	$10,466

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary first-year business	$312	$278	$34
Ordinary renewal business	153,131	1,350	151,781
Group life business	664	127	537
Credit life	235	—	235
Reinsurance ceded	(146,264)	—	(146,264)

Total life and annuity	8,078	1,755	6,323
Accident and health	4,974	—	4,974

	$13,052	$1,755	$11,297

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2013 and 2012, the Company had insurance in force aggregating $15,580,513 and $12,243,276, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $58,739 and $92,244 to cover these deficiencies as of December 31, 2013 and 2012, respectively.

9. Capital and Surplus

At December 31, 2013 and 2012, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. Aegon owns 38,609 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2013 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

dividend, the maximum payment which may be made in 2014, without prior approval of insurance regulatory authorities, is $93,458.

On December 21, 2011, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $296,590, respectively, to its parent companies, Aegon and TLIC. Of the common stock dividend amount, $76,057 was considered an ordinary dividend and $220,533 was considered an extraordinary dividend. Of the total $300,000 preferred and common stock dividends, Aegon received $262,200 and TLIC received $37,800. The Company did not pay any dividends during 2012 and 2013.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from Aegon in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2013, 2012 and 2011 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2013 and 2012 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2013	$150,000	$9,375	$53,125	$—
2012	150,000	9,375	43,750	—

The Company held special surplus funds in the amount of $8,085 and $6,660, as of December 31, 2013 and 2012, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $416,442 and $238,014 were on loan under securities lending agreements. At December 31, 2013, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $430,659 and $257,972 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$430,771
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	430,771
Securities received	—

Total collateral received	$430,771

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$51,302	$51,302
30 days or less	206,980	206,962
31 to 60 days	65,413	65,413
61 to 90 days	74,097	74,095
91 to 120 days	5,406	5,407
121 to 180 days	27,480	27,480
181 to 365 days	—	—
1 to 2 years	—	—
2-3 years	—	—
Greater than 3 years	—	—

Total	430,678	430,659
Securities received	—	—

Total collateral reinvested	$430,678	$430,659

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $430,668 (fair value of $430,659) that are currently tradable securities that could be sold and used to pay for the $430,771 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $9, $9 and $8 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2013, 2012 and 2011 was $6 for each year, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2013, 2012 and 2011 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended December 31, 2013, 2012 and 2011.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between Aegon and the Company, Aegon will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by Aegon as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2013, 2012 and 2011, the Company paid $31,069, $24,579 and $23,065, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $4,380, $2,699 and $1,688 for these services during 2013, 2012 and 2011, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $9,336, $5,633 and $4,411 for the years ended December 31, 2013, 2012 and 2011, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2013, 2012 and 2011, the Company paid (received) net interest of $7, $(12) and $11, respectively, to (from) affiliates. At December 31, 2013 and 2012, the Company reported a net amount of $365 payable to and $87,032 due from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2013 and 2012, the Company had short-term intercompany notes receivable of $50,000 and $54,700 as follows. The Company did not have any short-term intercompany notes receivable at December 31, 2011. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
December 31, 2013
AEGON	$50,000	May 21, 2014	0.10%
December 31, 2012
AEGON	$54,700	April 25, 2013	0.12%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C,B,P,U	$52,545

C-	Claims Payment
B-	Binding Authority
P-	Premium Collection
U-	Underwriting

For years ended December 31, 2013, 2012 and 2011, the Company had $52,545, $36,282 and $20,974, respectively, of direct premiums written by The Vanguard Group, Inc.

14. Commitments and Contingencies

The Company has contingent commitments of $21,212 and $14,317, at December 31, 2013 and 2012, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $9,559 and $2,127 at December 31, 2013 and 2012, respectively.

Private placement commitments outstanding as of December 31, 2013 and 2012 were $32,000 and $11,715, respectively.

There were no securities acquired on a “to be announced” (TBA) basis at December 31, 2013 and 2012.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted to the Company as of December 31, 2013 and 2012, respectively, was $0 and $20,331. In addition, securities in the amount of $8,352 and $19,891 were also posted to the Company as of December 31, 2013 and 2012, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8,680 and $34,002 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $4,679 and $16,319 at December 31, 2013 and 2012, respectively. The guaranty fund expense was $3,437, $174 and $9,674 for the years ended December 31, 2013, 2012 and 2011, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $20,491 and $63,548, respectively. The Company had an outstanding liability for borrowed money in the amount $20,029 and $67,407 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$19,970
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	19,970
Securities received	—

Total collateral received	$19,970

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2013 and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

On January 1, 2014, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2014. As of December 31, 2013, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2014, and estimates their portion of the annual health insurance industry fee payable on September 30, 2014 to be $41. This assessment is not expected to have a material impact on risk based capital in 2014.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2013

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$724,271	$706,791	$725,734
States, municipalities and political subdivisions	117,278	120,226	117,278
Foreign governments	160,850	157,972	155,936
Hybrid securities	107,181	109,269	107,181
All other corporate bonds	6,512,287	6,828,589	6,507,955
Preferred stocks	1,706	2,715	1,706

Total fixed maturities	7,623,573	7,925,562	7,615,790
Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,616	1,954	1,954

Total common stocks	1,616	1,954	1,954
Mortgage loans on real estate	551,082		551,082
Policy loans	64,552		64,552
Other long-term investments	72,199		72,199
Cash, cash equivalents and short-term investments	74,946		74,946
Securities lending reinvested collateral assets	430,678		430,678

Total investments	$8,818,646		$8,811,201

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2013
Individual life	$869,381	$—	$21,570	$125,537	$46,663	$149,294	$78,876
Individual health	36,307	5,860	6,458	50,477	2,503	33,298	18,435
Group life and health	133,342	1,612	7,592	47,312	7,480	31,284	17,048
Annuity	6,261,077	—	407	5,023,344	350,234	3,923,268	1,380,349

	$7,300,107	$7,472	$36,027	$5,246,670	$406,880	$4,137,144	$1,494,708

Year ended December 31, 2012
Individual life	$800,856	$—	$13,664	$112,965	$43,911	$114,108	$111,558
Individual health	33,163	5,194	6,159	46,142	2,470	25,920	17,866
Group life and health	126,870	1,701	7,042	47,758	7,248	29,613	14,835
Annuity	6,685,096	—	437	4,733,483	373,499	3,898,240	1,107,739

	$7,645,985	$6,895	$27,302	$4,940,348	$427,128	$4,067,881	$1,251,998

Year ended December 31, 2011
Individual life	$747,711	$—	$17,650	$(392,806)	$57,137	$(244,361)	$195,549
Individual health	29,871	5,405	10,749	39,862	2,680	23,875	20,769
Group life and health	121,400	1,764	6,654	40,610	7,514	21,200	18,354
Annuity	6,908,679	—	551	4,738,804	396,199	3,945,524	1,314,829

	$7,807,661	$7,169	$35,604	$4,426,470	$463,530	$3,746,238	$1,549,501

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2013
Life insurance in force	$20,734,490	$205,473,655	$202,415,889	$17,676,724	1145%

Premiums:
Individual life	$142,754	$538,079	$520,862	$125,537	415%
Individual health	51,221	950	206	50,477	0%
Group life and health	59,787	15,247	2,772	47,312	6%
Annuity	5,015,369	148	8,123	5,023,344	0%

	$5,269,131	$554,424	$531,963	$5,246,670	10%

Year ended December 31, 2012
Life insurance in force	$19,518,201	$247,623,959	$244,178,985	$16,073,227	1519%

Premiums:
Individual life	$133,277	$641,531	$621,218	$112,964	550%
Individual health	47,094	1,046	94	46,142	0%
Group life and health	55,273	10,883	3,369	47,759	7%
Annuity	4,724,707	100	8,876	4,733,483	0%

	$4,960,351	$653,560	$633,557	$4,940,348	13%

Year ended December 31, 2011
Life insurance in force	$18,982,172	$260,580,996	$257,168,145	$15,569,321	1652%

Premiums:
Individual life	$127,831	$1,127,302	$606,665	$(392,806)	-154%
Individual health	43,652	3,938	148	39,862	0%
Group life and health	51,067	14,350	3,893	40,610	10%
Annuity	4,727,987	134	10,951	4,738,804	0%

	$4,950,537	$1,145,724	$621,657	$4,426,470	14%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Years Ended December 31, 2013 and 2012

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Financial Statements

Years Ended December 31, 2013 and 2012

The Board of Directors and Contract Owners

Of TFLIC Separate Account VNY

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Financial Life Insurance Company TFLIC Separate Account VNY (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Financial Life Insurance Company TFLIC Separate Account VNY, at December 31, 2013, the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 21, 2014

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Columbia - Small Company Growth Class 1 Shares	400.662	$3,633	$7,292	$(1)	$7,291	4,623	$1.558471	$1.583190
DFA VA Global Bond	164,219.443	1,809,163	1,748,937	(9)	1,748,928	1,325,356	1.300496	1.321101
DFA VA International Small	45,202.183	452,412	555,535	—	555,535	362,781	1.510264	1.534201
DFA VA International Value	54,412.311	576,007	717,698	(8)	717,690	550,280	1.286621	1.306993
DFA VA Short-Term Fixed	53,283.036	544,945	542,954	(2)	542,952	477,659	1.122228	1.140067
DFA VA U.S. Large Value	80,785.739	1,349,036	1,767,592	(4)	1,767,588	1,060,184	1.645577	1.671657
DFA VA U.S. Targeted Value	45,307.990	456,576	849,978	(6)	849,972	541,235	1.551825	1.576443
Federated Fund for U.S. Government Securities II	5,562.681	62,719	60,911	(2)	60,909	46,750	1.285418	1.305783
Federated High Income Bond II Primary Shares	18,445.521	125,066	131,885	6	131,891	73,639	1.788436	1.816845
Federated Managed Tail Risk II Primary Shares	—	—	—	—	—	—	1.287589	1.297409
Federated Managed Volatility II	201.288	1,711	2,275	1	2,276	1,216	1.843120	1.872361
Federated Prime Money II	264,323.400	264,323	264,323	10	264,333	245,505	1.059818	1.076735
Fidelity® VIP Contrafund® Initial Class	5,770.325	150,541	198,211	7	198,218	124,574	1.573856	1.598014
Fidelity® VIP Mid Cap Initial Class	2,858.781	99,506	104,031	—	104,031	59,666	1.743575	1.771225
Fidelity® VIP Value Strategies Initial Class	—	—	—	—	—	—	1.634413	1.660323
NVIT Developing Markets Class II Shares	5,497.670	34,904	34,305	—	34,305	28,966	1.166236	1.184746
TA Asset Allocation - Conservative Initial Class	—	—	—	—	—	—	1.390731	1.412752
TA Asset Allocation - Growth Initial Class	3,866.553	27,848	43,692	—	43,692	31,615	1.365820	1.387496
TA Asset Allocation - Moderate Initial Class	22,652.200	232,558	274,092	(2)	274,090	190,094	1.419769	1.442308
TA Asset Allocation - Moderate Growth Initial Class	28,042.514	284,318	357,822	3	357,825	252,832	1.398636	1.420852
TA Barrow Hanley Dividend Focused Initial Class	—	—	—	—	—	—	1.607474	1.620652
TA Clarion Global Real Estate Securities Initial Class	1,885.313	17,329	22,002	—	22,002	17,068	1.273205	1.293393
TA JPMorgan Enhanced Index Initial Class	1,123.333	14,468	19,759	1	19,760	11,968	1.625315	1.651077
TA MFS International Equity Initial Class	1,464.153	10,467	12,767	1	12,768	8,605	1.463211	1.486415
TA Morgan Stanley Mid-Cap Growth Initial Class	—	—	—	—	—	—	1.955187	1.986172
TA Multi-Managed Balanced Initial Class	11,547.852	148,759	156,704	1	156,705	101,510	1.535309	1.546583
TA PIMCO Total Return Initial Class	22,108.159	251,476	251,149	6	251,155	171,583	1.442519	1.465390
TA Systematic Small/Mid Cap Value Initial Class	—	—	—	—	—	—	1.639390	1.657974
TA T. Rowe Price Small Cap Initial Class	943.035	10,211	13,429	—	13,429	6,629	1.997727	2.028426
TA TS&W International Equity Initial Class	435.760	5,263	5,848	—	5,848	4,368	1.317989	1.338856
TA Vanguard ETF - Balanced Initial Class	37,128.911	396,281	438,864	1	438,865	343,806	1.268178	1.282554
TA Vanguard ETF - Growth Initial Class	—	—	—	—	—	—	1.294159	1.308832
TA WMC Diversified Growth Initial Class	1,086.788	18,046	34,603	3	34,606	25,083	1.362959	1.384552
Vanguard® Equity Index	46,499.923	1,095,513	1,464,748	(4)	1,464,744	899,895	1.612810	1.638354
Vanguard® International	9,130.522	159,997	203,428	1	203,429	168,488	1.203491	1.219565
Vanguard® Mid-Cap Index	23,193.588	376,164	481,731	7	481,738	279,573	1.706701	1.733739
Vanguard® REIT Index	26,644.877	320,421	316,275	—	316,275	232,982	1.340288	1.361553
Vanguard® Short-Term Investment Grade	60,022.257	633,453	641,038	(12)	641,026	486,912	1.302010	1.322685
Vanguard® Total Bond Market Index	109,460.911	1,325,148	1,283,976	(9)	1,283,967	926,309	1.367707	1.389331
Wanger International	727.085	24,750	25,121	(2)	25,119	13,880	1.781528	1.809794
Wanger USA	1,132.255	33,143	46,570	—	46,570	27,391	1.678234	1.704787
WFAVT Small Cap Value	384.549	4,042	4,119	(1)	4,118	3,236	1.252895	1.272750

See accompanying notes.

2

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Columbia - Small Company Growth Class 1 Shares	$5,643	$—	$36	$(36)	$—	$332	$332	$398	$730	$694	$(81)	$613	$6,256
DFA VA Global Bond	1,114,294	24,749	7,992	16,757	20,625	508	21,133	19,561	40,694	57,451	375,672	433,123	1,547,417
DFA VA International Small	208,078	8,224	1,576	6,648	5,494	(7,502)	(2,008)	47,373	45,365	52,013	86,248	138,261	346,339
DFA VA International Value	374,129	14,164	2,299	11,865	—	19,932	19,932	38,201	58,133	69,998	20,444	90,442	464,571
DFA VA Short-Term Fixed	403,210	1,360	1,502	(142)	727	(752)	(25)	1,039	1,014	872	(75,198)	(74,326)	328,884
DFA VA U.S. Large Value	660,730	18,759	4,772	13,987	—	54,817	54,817	96,862	151,679	165,666	224,190	389,856	1,050,586
DFA VA U.S. Targeted Value	389,705	8,199	2,977	5,222	—	5,834	5,834	80,593	86,427	91,649	101,921	193,570	583,275
Federated Fund for U.S. Government Securities II	68,307	2,234	342	1,892	—	583	583	(1,098)	(515)	1,377	(11,145)	(9,768)	58,539
Federated High Income Bond II Primary Shares	31,920	1,231	396	835	—	2,382	2,382	2,918	5,300	6,135	37,800	43,935	75,855
Federated Managed Tail Risk II Primary Shares	4,291	—	1	(1)	—	318	318	(97)	221	220	(4,511)	(4,291)	—
Federated Managed Volatility II	1,681	53	10	43	106	1	107	67	174	217	(9)	208	1,889
Federated Prime Money II	276,089	—	1,475	(1,475)	—	—	—	—	—	(1,475)	(8,833)	(10,308)	265,781
Fidelity® VIP Contrafund® Initial Class	112,627	1,261	641	620	—	10,399	10,399	7,121	17,520	18,140	(35,590)	(17,450)	95,177
Fidelity® VIP Mid Cap Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
Fidelity® VIP Value Strategies Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
NVIT Developing Markets Class II Shares	49,443	34	215	(181)	—	5,116	5,116	2,132	7,248	7,067	(21,953)	(14,886)	34,557
TA Asset Allocation - Conservative Initial Class	1,360,372	44,168	6,557	37,611	—	71,377	71,377	(27,847)	43,530	81,141	(1,354,096)	(1,272,955)	87,417
TA Asset Allocation - Growth Initial Class	133,916	452	247	205	—	(32,626)	(32,626)	42,662	10,036	10,241	(109,470)	(99,229)	34,687
TA Asset Allocation - Moderate Initial Class	731,559	20,551	3,987	16,564	—	86,062	86,062	(43,884)	42,178	58,742	(459,059)	(400,317)	331,242
TA Asset Allocation - Moderate Growth Initial Class	431,182	11,481	2,763	8,718	—	(637)	(637)	34,962	34,325	43,043	—	43,043	474,225
TA Barrow Hanley Dividend Focused Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—

See Accompanying Notes.

(1)	See Footnote 1

3

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Clarion Global Real Estate Securities Initial Class	$18,426	$738	$123	$615	$—	$(277)	$(277)	$4,163	$3,886	$4,501	$(202)	$4,299	$22,725
TA JPMorgan Enhanced Index Initial Class	33,213	419	203	216	—	(48)	(48)	5,051	5,003	5,219	(1)	5,218	38,431
TA MFS International Equity Initial Class	9,233	164	57	107	—	(231)	(231)	2,037	1,806	1,913	(482)	1,431	10,664
TA Morgan Stanley Mid-Cap Growth Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA Multi-Managed Balanced Initial Class	13,817	2,123	728	1,395	19,654	154	19,808	(10,818)	8,990	10,385	109,403	119,788	133,605
TA PIMCO Total Return Initial Class	259,180	10,911	1,503	9,408	—	887	887	7,609	8,496	17,904	(8,594)	9,310	268,490
TA Systematic Small/Mid Cap Value Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA T. Rowe Price Small Cap Initial Class	5,718	—	34	(34)	438	22	460	413	873	839	(255)	584	6,302
TA TS&W International Equity Initial Class	10,726	255	50	205	—	721	721	183	904	1,109	(7,214)	(6,105)	4,621
TA Vanguard ETF - Balanced Initial Class	212,184	2,913	1,222	1,691	5,399	77	5,476	9,965	15,441	17,132	1	17,133	229,317
TA Vanguard ETF - Growth Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA WMC Diversified Growth Initial Class	30,148	81	160	(79)	—	2,440	2,440	1,040	3,480	3,401	(7,323)	(3,922)	26,226
Vanguard® Equity Index	445,553	9,279	4,340	4,939	19,968	11,013	30,981	52,856	83,837	88,776	354,094	442,870	888,423
Vanguard® International	22,339	495	519	(24)	—	(367)	(367)	11,908	11,541	11,517	81,115	92,632	114,971
Vanguard® Mid-Cap Index	95,682	1,221	1,280	(59)	3,141	3,510	6,651	18,451	25,102	25,043	175,498	200,541	296,223
Vanguard® REIT Index	102,675	2,252	1,427	825	3,915	9,438	13,353	10,713	24,066	24,891	194,580	219,471	322,146
Vanguard® Short-Term Investment Grade	360,860	9,587	2,593	6,994	—	190	190	8,992	9,182	16,176	122,319	138,495	499,355
Vanguard® Total Bond Market Index	526,583	15,299	4,065	11,234	5,070	1,785	6,855	4,229	11,084	22,318	335,417	357,735	884,318
Wanger International	20,134	272	123	149	2,057	489	2,546	1,469	4,015	4,164	(1,201)	2,963	23,097
Wanger USA	46,809	168	300	(132)	2,561	(247)	2,314	6,776	9,090	8,958	(1,056)	7,902	54,711
WFAVT Small Cap Value	—	—	—	—	—	—	—	—	—	—	—	—	—

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
Columbia - Small Company Growth Class 1 Shares	$6,256	$7	$40	$(33)	$—	$713	$713	$1,611	$2,324	$2,291	$(1,256)	$1,035	$7,291
DFA VA Global Bond	1,547,417	7,623	9,293	(1,670)	23,960	(1,298)	22,662	(37,041)	(14,379)	(16,049)	217,560	201,511	1,748,928
DFA VA International Small	346,339	11,193	2,477	8,716	15,294	20,985	36,279	55,932	92,211	100,927	108,269	209,196	555,535
DFA VA International Value	464,571	16,504	3,312	13,192	—	12,370	12,370	88,115	100,485	113,677	139,442	253,119	717,690
DFA VA Short-Term Fixed	328,884	1,310	2,536	(1,226)	437	(34)	403	(770)	(367)	(1,593)	215,661	214,068	542,952
DFA VA U.S. Large Value	1,050,586	22,189	8,128	14,061	126,902	128,734	255,636	196,705	452,341	466,402	250,600	717,002	1,767,588
DFA VA U.S. Targeted Value	583,275	6,062	4,246	1,816	—	21,199	21,199	233,632	254,831	256,647	10,050	266,697	849,972
Federated Fund for U.S. Government Securities II	58,539	1,874	347	1,527	—	(1)	(1)	(3,160)	(3,161)	(1,634)	4,004	2,370	60,909
Federated High Income Bond II Primary Shares	75,855	5,622	766	4,856	—	122	122	1,913	2,035	6,891	49,145	56,036	131,891
Federated Managed Tail Risk II Primary Shares	—	—	—	—	—	—	—	—	—	—	—	—	—
Federated Managed Volatility II	1,889	59	11	48	—	3	3	346	349	397	(10)	387	2,276
Federated Prime Money II	265,781	—	1,571	(1,571)	—	—	—	—	—	(1,571)	123	(1,448)	264,333
Fidelity® VIP Contrafund® Initial Class	95,177	1,931	875	1,056	51	597	648	37,373	38,021	39,077	63,964	103,041	198,218
Fidelity® VIP Mid Cap Initial Class	—	475	352	123	11,059	68	11,127	4,525	15,652	15,775	88,256	104,031	104,031
Fidelity® VIP Value Strategies Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
NVIT Developing Markets Class II Shares	34,557	336	187	149	—	32	32	(361)	(329)	(180)	(72)	(252)	34,305
TA Asset Allocation - Conservative Initial Class	87,417	—	172	(172)	—	5,241	5,241	(3,197)	2,044	1,872	(89,289)	(87,417)	—
TA Asset Allocation - Growth Initial Class	34,687	477	233	244	—	76	76	8,715	8,791	9,035	(30)	9,005	43,692
TA Asset Allocation - Moderate Initial Class	331,242	6,328	1,596	4,732	—	13,483	13,483	16,186	29,669	34,401	(91,553)	(57,152)	274,090
TA Asset Allocation - Moderate Growth Initial Class	474,225	7,569	1,974	5,595	—	(14,376)	(14,376)	67,591	53,215	58,810	(175,210)	(116,400)	357,825
TA Barrow Hanley Dividend Focused Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA Clarion Global Real Estate Securities Initial Class	22,725	1,212	134	1,078	—	(481)	(481)	280	(201)	877	(1,600)	(723)	22,002

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA JPMorgan Enhanced Index Initial Class	$38,431	$290	$205	$85	$302	$(376)	$(74)	$9,153	$9,079	$9,164	$(27,835)	$(18,671)	$19,760
TA MFS International Equity Initial Class	10,664	135	66	69	—	(2)	(2)	1,811	1,809	1,878	226	2,104	12,768
TA Morgan Stanley Mid-Cap Growth Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA Multi-Managed Balanced Initial Class	133,605	2,323	870	1,453	4,763	159	4,922	16,848	21,770	23,223	(123)	23,100	156,705
TA PIMCO Total Return Initial Class	268,490	5,479	1,423	4,056	3,114	1,007	4,121	(16,116)	(11,995)	(7,939)	(9,396)	(17,335)	251,155
TA Systematic Small/Mid Cap Value Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA T. Rowe Price Small Cap Initial Class	6,302	5	48	(43)	317	57	374	2,690	3,064	3,021	4,106	7,127	13,429
TA TS&W International Equity Initial Class	4,621	122	69	53	—	(719)	(719)	234	(485)	(432)	1,659	1,227	5,848
TA Vanguard ETF - Balanced Initial Class	229,317	4,966	2,309	2,657	5,532	389	5,921	29,203	35,124	37,781	171,767	209,548	438,865
TA Vanguard ETF - Growth Initial Class	—	—	—	—	—	—	—	—	—	—	—	—	—
TA WMC Diversified Growth Initial Class	26,226	320	180	140	—	80	80	8,098	8,178	8,318	62	8,380	34,606
Vanguard® Equity Index	888,423	19,278	7,322	11,956	26,913	32,479	59,392	247,037	306,429	318,385	257,936	576,321	1,464,744
Vanguard® International	114,971	1,767	1,080	687	—	783	783	35,094	35,877	36,564	51,894	88,458	203,429
Vanguard® Mid-Cap Index	296,223	4,197	2,458	1,739	13,116	13,249	26,365	83,890	110,255	111,994	73,521	185,515	481,738
Vanguard® REIT Index	322,146	7,924	2,022	5,902	9,478	19,850	29,328	(33,436)	(4,108)	1,794	(7,665)	(5,871)	316,275
Vanguard® Short-Term Investment Grade	499,355	11,646	3,414	8,232	4,460	246	4,706	(10,345)	(5,639)	2,593	139,078	141,671	641,026
Vanguard® Total Bond Market Index	884,318	27,594	6,355	21,239	12,264	(666)	11,598	(65,437)	(53,839)	(32,600)	432,249	399,649	1,283,967
Wanger International	23,097	688	147	541	1,869	1,149	3,018	1,639	4,657	5,198	(3,176)	2,022	25,119
Wanger USA	54,711	80	312	(232)	5,069	6,316	11,385	4,666	16,051	15,819	(23,960)	(8,141)	46,570
WFAVT Small Cap Value	—	—	5	(5)	—	—	—	77	77	72	4,046	4,118	4,118

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VNY (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of the Advisor’s Edge® NY Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust
Columbia - Small Company Growth Class 1 Shares	Columbia - Small Company Growth Portfolio Class 1 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
Federated Insurance Series	Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated High Income Bond II Primary Shares	Federated High Income Bond II Primary Shares
Federated Managed Tail Risk II Primary Shares	Federated Managed Tail Risk II Primary Shares
Federated Managed Volatility II	Federated Managed Volatility II
Federated Prime Money II	Federated Prime Money II
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Initial Class
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Initial Class
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Developing Markets Class II Shares	NVIT Developing Markets Class II Shares
Transamerica Series Trust	Transamerica Series Trust
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class

7

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA Vanguard ETF - Balanced Initial Class	Transamerica Vanguard ETF - Balanced VP Initial Class
TA Vanguard ETF - Growth Initial Class	Transamerica Vanguard ETF - Growth VP Initial Class
TA WMC Diversified Growth Initial Class	Transamerica WMC Diversified Growth VP Initial Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA
Wells Fargo Advantage Variable Trust Funds	Wells Fargo Advantage Variable Trust Funds
WFAVT Small Cap Value	WFAVT Small Cap Value

Each period reported reflects a full twelve month period, except as follows:

Subaccount	Inception Date
TA Multi-Managed Balanced Initial Class	April 29, 2010
Federated Managed Tail Risk II Primary Shares	March 11, 2010
TA Barrow Hanley Dividend Focused Initial Class	November 19, 2009

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:

Subaccount	Formerly
Federated Managed Tail Risk II Primary Shares	Federated Capital Appreciation Fund II Primary Shares
TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Large Cap Value Initial Class
TA TS&W International Equity Initial Class	TA Morgan Stanley Active International Initial Class
TA Vanguard ETF - Balanced Initial Class	TA Vanguard ETF Index - Balanced Initial Class
TA Vanguard ETF - Growth Initial Class	TA Vanguard ETF Index - Growth Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
TA Vanguard ETF - Growth Initial Class	TA Efficient Markets Initial Class

8

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

9

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
Columbia - Small Company Growth Class 1 Shares	$92	$1,382
DFA VA Global Bond	298,633	58,779
DFA VA International Small	196,219	63,930
DFA VA International Value	188,697	36,060
DFA VA Short-Term Fixed	228,849	13,968
DFA VA U.S. Large Value	625,271	233,709
DFA VA U.S. Targeted Value	75,824	63,957
Federated Fund for U.S. Government Securities II	5,877	348
Federated High Income Bond II Primary Shares	55,520	1,519
Federated Managed Tail Risk II Primary Shares	—	—
Federated Managed Volatility II	60	21
Federated Prime Money II	200,344	201,799
Fidelity® VIP Contrafund® Initial Class	67,358	2,290
Fidelity® VIP Mid Cap Initial Class	100,318	880
Fidelity® VIP Value Strategies Initial Class	—	—
NVIT Developing Markets Class II Shares	336	258
TA Asset Allocation - Conservative Initial Class	1	89,459
TA Asset Allocation - Growth Initial Class	477	264
TA Asset Allocation - Moderate Initial Class	6,328	93,148
TA Asset Allocation - Moderate Growth Initial Class	7,569	177,183
TA Barrow Hanley Dividend Focused Initial Class	—	—
TA Clarion Global Real Estate Securities Initial Class	1,212	1,736
TA JPMorgan Enhanced Index Initial Class	593	28,040
TA MFS International Equity Initial Class	362	66
TA Morgan Stanley Mid-Cap Growth Initial Class	—	—
TA Multi-Managed Balanced Initial Class	7,335	1,243
TA PIMCO Total Return Initial Class	18,553	20,778
TA Systematic Small/Mid Cap Value Initial Class	—	—
TA T. Rowe Price Small Cap Initial Class	4,612	232
TA TS&W International Equity Initial Class	35,340	33,627
TA Vanguard ETF - Balanced Initial Class	183,364	3,408

10

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA Vanguard ETF - Growth Initial Class	$—	$—
TA WMC Diversified Growth Initial Class	382	181
Vanguard® Equity Index	368,535	71,727
Vanguard® International	61,956	9,377
Vanguard® Mid-Cap Index	132,754	44,381
Vanguard® REIT Index	177,307	169,591
Vanguard® Short-Term Investment Grade	160,851	9,070
Vanguard® Total Bond Market Index	565,097	99,344
Wanger International	7,188	7,953
Wanger USA	8,443	27,566
WFAVT Small Cap Value	4,047	5

11

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Columbia - Small Company Growth Class 1 Shares	56	(972)	(916)	—	(24)	(24)
DFA VA Global Bond	151,240	12,613	163,853	112,754	176,799	289,553
DFA VA International Small	121,046	(43,956)	77,090	77,347	4,615	81,962
DFA VA International Value	118,540	997	119,537	88,061	(60,661)	27,400
DFA VA Short-Term Fixed	150,919	38,540	189,459	105,440	(171,055)	(65,615)
DFA VA U.S. Large Value	318,197	(139,985)	178,212	292,005	(82,159)	209,846
DFA VA U.S. Targeted Value	41,771	(34,423)	7,348	112,996	(4,391)	108,605
Federated Fund for U.S. Government Securities II	—	2,998	2,998	—	(8,528)	(8,528)
Federated High Income Bond II Primary Shares	71	28,615	28,686	37,912	(14,333)	23,579
Federated Managed Tail Risk II Primary Shares	—	—	—	—	(4,201)	(4,201)
Federated Managed Volatility II	1,675	(1,680)	(5)	—	(6)	(6)
Federated Prime Money II	—	—	—	—	(8,157)	(8,157)
Fidelity® VIP Contrafund® Initial Class	—	46,799	46,799	—	(28,773)	(28,773)
Fidelity® VIP Mid Cap Initial Class	103,310	(43,644)	59,666	—	—	—
Fidelity® VIP Value Strategies Initial Class	34,991	(34,991)	—	—	—	—
NVIT Developing Markets Class II Shares	—	(61)	(61)	—	(19,200)	(19,200)
TA Asset Allocation - Conservative Initial Class	—	(68,233)	(68,233)	—	(1,054,987)	(1,054,987)
TA Asset Allocation - Growth Initial Class	—	(23)	(23)	—	(105,070)	(105,070)
TA Asset Allocation - Moderate Initial Class	—	(70,156)	(70,156)	—	(364,834)	(364,834)
TA Asset Allocation - Moderate Growth Initial Class	—	(144,805)	(144,805)	—	—	—
TA Barrow Hanley Dividend Focused Initial Class	—	—	—	—	—	—
TA Clarion Global Real Estate Securities Initial Class	—	(1,140)	(1,140)	—	(174)	(174)
TA JPMorgan Enhanced Index Initial Class	—	(18,708)	(18,708)	—	—	—
TA MFS International Equity Initial Class	—	165	165	—	(435)	(435)
TA Morgan Stanley Mid-Cap Growth Initial Class	—	—	—	—	—	—
TA Multi-Managed Balanced Initial Class	—	(85)	(85)	—	89,839	89,839
TA PIMCO Total Return Initial Class	380	(6,530)	(6,150)	—	(5,755)	(5,755)

12

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Systematic Small/Mid Cap Value Initial Class	—	—	—	—	—	—
TA T. Rowe Price Small Cap Initial Class	—	2,178	2,178	—	(196)	(196)
TA TS&W International Equity Initial Class	—	100	100	—	(7,235)	(7,235)
TA Vanguard ETF - Balanced Initial Class	—	145,071	145,071	—	—	—
TA Vanguard ETF - Growth Initial Class	2,280	(2,280)	—	—	—	—
TA WMC Diversified Growth Initial Class	30,682	(30,631)	51	—	(7,341)	(7,341)
Vanguard® Equity Index	22,770	160,698	183,468	324,043	(20,141)	303,902
Vanguard® International	—	51,999	51,999	82,833	6,829	89,662
Vanguard® Mid-Cap Index	19,060	29,881	48,941	146,624	(1,388)	145,236
Vanguard® REIT Index	148,519	(157,898)	(9,379)	156,496	(3,923)	152,573
Vanguard® Short-Term Investment Grade	36,222	70,157	106,379	89,157	6,259	95,416
Vanguard® Total Bond Market Index	133,132	173,209	306,341	225,439	13,294	238,733
Wanger International	64,331	(65,982)	(1,651)	—	(837)	(837)
Wanger USA	72,670	(88,036)	(15,366)	—	(895)	(895)
WFAVT Small Cap Value	178,979	(175,743)	3,236	—	—	—

13

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit Fair Value				Expense		Total Return***
			Corresponding to			Investment	Ratio**		Corresponding to
	Year		Lowest to Highest		Net	Income	Lowest to		Lowest to Highest
Subaccount	Ended	Units	Expense Ratio		Assets	Ratio*	Highest		Expense Ratio
Columbia - Small Company Growth Class 1 Shares
	12/31/2013	4,623	$1.58 to	$1.56	$7,291	0.10%	0.55% to	0.75%	39.70% to	39.42%
	12/31/2012	5,539	1.13 to	1.12	6,256	—	0.55 to	0.75	11.39 to	11.17
	12/31/2011	5,563	1.02 to	1.01	5,643	—	0.55 to	0.75	(6.06) to	(6.25)
	12/31/2010	5,071	1.08 to	1.07	5,479	—	0.55 to	0.75	27.68 to	27.42
	12/31/2009	5,709	0.85 to	0.84	4,834	—	0.55 to	0.75	24.97 to	24.72
DFA VA Global Bond
	12/31/2013	1,325,356	1.32 to	1.30	1,748,928	0.46	0.55 to	0.75	(0.90) to	(1.09)
	12/31/2012	1,161,503	1.33 to	1.31	1,547,417	1.74	0.55 to	0.75	4.28 to	4.07
	12/31/2011	871,950	1.28 to	1.26	1,114,294	2.59	0.55 to	0.75	3.94 to	3.73
	12/31/2010	909,089	1.23 to	1.22	1,117,342	5.21	0.55 to	0.75	4.95 to	4.75
	12/31/2009	486,968	1.17 to	1.16	570,164	4.16	0.55 to	0.75	4.24 to	4.03
DFA VA International Small
	12/31/2013	362,781	1.53 to	1.51	555,535	2.61	0.55 to	0.75	26.38 to	26.12
	12/31/2012	285,691	1.21 to	1.20	346,339	2.97	0.55 to	0.75	18.76 to	18.52
	12/31/2011	203,729	1.02 to	1.01	208,078	2.44	0.55 to	0.75	(15.29) to	(15.46)
	12/31/2010	248,733	1.21 to	1.20	299,995	2.21	0.55 to	0.75	24.12 to	23.87
	12/31/2009	261,581	0.97 to	0.96	254,223	2.12	0.55 to	0.75	39.10 to	38.83
DFA VA International Value
	12/31/2013	550,280	1.31 to	1.29	717,690	2.87	0.55 to	0.75	20.99 to	20.75
	12/31/2012	430,743	1.08 to	1.07	464,571	3.52	0.55 to	0.75	16.34 to	16.11
	12/31/2011	403,343	0.93 to	0.92	374,129	2.73	0.55 to	0.75	(17.40) to	(17.57)
	12/31/2010	556,598	1.12 to	1.11	625,139	2.10	0.55 to	0.75	9.92 to	9.71
	12/31/2009	639,633	1.02 to	1.01	653,733	3.01	0.55 to	0.75	37.18 to	36.91
DFA VA Short-Term Fixed
	12/31/2013	477,659	1.14 to	1.12	542,952	0.30	0.55 to	0.75	(0.29) to	(0.49)
	12/31/2012	288,200	1.14 to	1.13	328,884	0.50	0.55 to	0.75	0.29 to	0.09
	12/31/2011	353,815	1.14 to	1.13	403,210	0.37	0.55 to	0.75	(0.11) to	(0.31)
	12/31/2010	375,948	1.14 to	1.13	428,126	0.67	0.55 to	0.75	0.56 to	0.36
	12/31/2009	176,379	1.14 to	1.13	199,462	1.50	0.55 to	0.75	1.31 to	1.11
DFA VA U.S. Large Value
	12/31/2013	1,060,184	1.67 to	1.65	1,767,588	1.59	0.55 to	0.75	40.05 to	39.77
	12/31/2012	881,972	1.19 to	1.18	1,050,586	2.27	0.55 to	0.75	21.27 to	21.03
	12/31/2011	672,126	0.98 to	0.97	660,730	1.49	0.55 to	0.75	(3.95) to	(4.14)
	12/31/2010	786,430	1.02 to	1.01	805,287	1.69	0.55 to	0.75	19.97 to	19.73
	12/31/2009	988,480	0.85 to	0.85	843,918	2.18	0.55 to	0.75	29.22 to	28.96
DFA VA U.S. Targeted Value
	12/31/2013	541,235	1.58 to	1.55	849,972	0.86	0.55 to	0.75	43.84 to	43.55
	12/31/2012	533,887	1.10 to	1.08	583,275	1.64	0.55 to	0.75	19.45 to	19.22
	12/31/2011	425,282	0.92 to	0.91	389,705	0.69	0.55 to	0.75	(5.07) to	(5.26)
	12/31/2010	509,820	0.97 to	0.96	492,045	0.65	0.55 to	0.75	28.36 to	28.11
	12/31/2009	607,076	0.75 to	0.75	456,603	1.15	0.55 to	0.75	25.92 to	25.68
Federated Fund for U.S. Government Securities II
	12/31/2013	46,750	1.31 to	1.29	60,909	3.12	0.55 to	0.75	(2.59) to	(2.78)
	12/31/2012	43,752	1.34 to	1.32	58,539	3.76	0.55 to	0.75	2.41 to	2.20
	12/31/2011	52,280	1.31 to	1.29	68,307	3.48	0.55 to	0.75	5.20 to	4.99
	12/31/2010	148,933	1.24 to	1.23	184,060	4.40	0.55 to	0.75	4.59 to	4.38
	12/31/2009	148,214	1.19 to	1.18	175,378	4.53	0.55 to	0.75	4.63 to	4.43

14

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

				Unit Fair Value				Expense		Total Return***
				Corresponding to			Investment	Ratio**		Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to		Lowest to Highest
Subaccount	Ended		Units	Expense Ratio		Assets	Ratio*	Highest		Expense Ratio
Federated High Income Bond II Primary Shares
	12/31/2013		73,639	$1.82 to	$1.79	$131,891	5.33%	0.55% to	0.75%	6.40% to	6.19%
	12/31/2012		44,953	1.71 to	1.68	75,855	2.27	0.55 to	0.75	14.07 to	13.84
	12/31/2011		21,374	1.50 to	1.48	31,920	7.50	0.55 to	0.75	4.59 to	4.39
	12/31/2010		88,490	1.43 to	1.42	125,753	8.30	0.55 to	0.75	14.10 to	13.88
	12/31/2009		126,904	1.25 to	1.24	158,441	9.03	0.55 to	0.75	52.01 to	51.71
Federated Managed Tail Risk II Primary Shares
	12/31/2013		—	1.30 to	1.29	—	—	0.55 to	0.75	15.82 to	15.59
	12/31/2012		—	1.12 to	1.11	—	—	0.55 to	0.75	9.57 to	9.35
	12/31/2011		4,201	1.02 to	1.02	4,291	0.69	0.55 to	0.75	(5.81) to	(6.00)
	12/31/2010	(1)	6,717	1.09 to	1.08	7,289	—	0.55 to	0.75	8.55 to	8.37
Federated Managed Volatility II
	12/31/2013		1,216	1.87 to	1.84	2,276	2.85	0.55 to	0.75	21.08 to	20.84
	12/31/2012		1,221	1.55 to	1.53	1,889	2.94	0.55 to	0.75	12.93 to	12.70
	12/31/2011		1,227	1.37 to	1.35	1,681	3.79	0.55 to	0.75	4.20 to	4.00
	12/31/2010		1,234	1.31 to	1.30	1,622	7.35	0.55 to	0.75	11.47 to	11.25
	12/31/2009		70,970	1.18 to	1.17	83,034	6.40	0.55 to	0.75	27.58 to	27.32
Federated Prime Money II
	12/31/2013		245,505	1.08 to	1.06	264,333	—	0.55 to	0.75	(0.54) to	(0.75)
	12/31/2012		245,505	1.08 to	1.07	265,781	—	0.55 to	0.75	(0.54) to	(0.75)
	12/31/2011		253,662	1.09 to	1.08	276,089	—	0.55 to	0.75	(0.54) to	(0.74)
	12/31/2010		121,184	1.09 to	1.08	132,621	—	0.55 to	0.75	(0.54) to	(0.74)
	12/31/2009		23,495	1.10 to	1.09	25,849	0.51	0.55 to	0.75	(0.10) to	(0.29)
Fidelity® VIP Contrafund® Initial Class
	12/31/2013		124,574	1.60 to	1.57	198,218	1.33	0.55 to	0.75	30.57 to	30.31
	12/31/2012		77,775	1.22 to	1.21	95,177	1.10	0.55 to	0.75	15.78 to	15.54
	12/31/2011		106,548	1.06 to	1.05	112,627	1.07	0.55 to	0.75	(3.06) to	(3.25)
	12/31/2010		141,612	1.09 to	1.08	154,036	1.22	0.55 to	0.75	16.58 to	16.35
	12/31/2009		215,953	0.94 to	0.69	201,615	1.36	0.55 to	0.75	34.97 to	34.70
Fidelity® VIP Mid Cap Initial Class
	12/31/2013		59,666	1.77 to	1.74	104,031	0.99	0.55 to	0.75	35.49 to	35.22
	12/31/2012		—	1.31 to	1.29	—	—	0.55 to	0.75	14.20 to	13.97
	12/31/2011		—	1.14 to	1.13	—	—	0.55 to	0.75	(11.10) to	(11.28)
	12/31/2010		11,503	1.29 to	1.28	14,812	0.32	0.55 to	0.75	28.13 to	27.88
	12/31/2009		21,583	1.01 to	1.00	21,691	0.81	0.55 to	0.75	39.32 to	39.05
Fidelity® VIP Value Strategies Initial Class
	12/31/2013		—	1.66 to	1.63	—	—	0.55 to	0.75	29.78 to	29.52
	12/31/2012		—	1.28 to	1.26	—	—	0.55 to	0.75	26.58 to	26.33
	12/31/2011		—	1.01 to	1.00	—	—	0.55 to	0.75	(9.30) to	(9.48)
	12/31/2010		—	1.11 to	1.10	—	—	0.55 to	0.75	25.94 to	25.69
	12/31/2009		10,281	0.88 to	0.88	9,079	0.58	0.55 to	0.75	56.72 to	56.41
NVIT Developing Markets Class II Shares
	12/31/2013		28,966	1.18 to	1.17	34,305	0.99	0.55 to	0.75	(0.52) to	(0.71)
	12/31/2012		29,027	1.19 to	1.17	34,557	0.09	0.55 to	0.75	16.14 to	15.91
	12/31/2011		48,227	1.03 to	1.01	49,443	0.30	0.55 to	0.75	(22.83) to	(22.98)
	12/31/2010		30,108	1.33 to	1.32	39,997	—	0.55 to	0.75	15.51 to	15.28
	12/31/2009		38,119	1.15 to	1.14	43,843	1.08	0.55 to	0.75	61.34 to	61.02
TA Asset Allocation - Conservative Initial Class
	12/31/2013		—	1.41 to	1.39	—	—	0.55 to	0.75	8.77 to	8.55
	12/31/2012		68,233	1.30 to	1.28	87,417	4.25	0.55 to	0.75	2.09 to	1.89
	12/31/2011		1,123,220	1.22 to	1.20	1,360,372	3.04	0.55 to	0.75	8.34 to	8.12
	12/31/2010		839,530	1.19 to	1.18	996,350	3.14	0.55 to	0.75	24.54 to	24.29
	12/31/2009		649,951	1.10 to	1.09	712,304	8.06	0.55 to	0.75	(21.61) to	(21.77)

15

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

				Unit Fair Value				Expense		Total Return***
				Corresponding to			Investment	Ratio**		Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to		Lowest to Highest
Subaccount	Ended		Units	Expense Ratio		Assets	Ratio*	Highest		Expense Ratio
TA Asset Allocation - Growth Initial Class
	12/31/2013		31,615	$1.39 to	$1.37	$43,692	1.23%	0.55% to	0.75%	26.12% to	25.87%
	12/31/2012		31,638	1.10 to	1.09	34,687	1.09	0.55 to	0.75	11.98 to	11.75
	12/31/2011		136,708	0.98 to	0.97	133,916	1.22	0.55 to	0.75	(5.93) to	(6.12)
	12/31/2010		136,741	1.04 to	1.03	142,468	1.09	0.55 to	0.75	14.32 to	14.10
	12/31/2009		154,794	0.91 to	0.91	141,049	2.65	0.55 to	0.75	29.11 to	28.85
TA Asset Allocation - Moderate Initial Class
	12/31/2013		190,094	1.44 to	1.42	274,090	2.22	0.55 to	0.75	12.88 to	12.66
	12/31/2012		260,250	1.28 to	1.26	331,242	3.18	0.55 to	0.75	8.83 to	8.62
	12/31/2011		625,084	1.17 to	1.16	731,559	2.34	0.55 to	0.75	0.04 to	(0.16)
	12/31/2010		581,602	1.17 to	1.16	680,643	2.82	0.55 to	0.75	9.77 to	9.55
	12/31/2009		451,387	1.07 to	1.06	481,187	4.73	0.55 to	0.75	25.71 to	25.46
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2013		252,832	1.42 to	1.40	357,825	2.22	0.55 to	0.75	18.73 to	18.49
	12/31/2012		397,637	1.20 to	1.18	474,225	2.50	0.55 to	0.75	10.04 to	9.82
	12/31/2011		397,637	1.09 to	1.07	431,182	2.20	0.55 to	0.75	(2.55) to	(2.74)
	12/31/2010		252,832	1.12 to	1.11	281,467	2.08	0.55 to	0.75	12.11 to	11.89
	12/31/2009		379,511	1.00 to	0.99	376,943	3.36	0.55 to	0.75	27.46 to	27.20
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2013		—	1.62 to	1.61	—	—	0.55 to	0.75	29.53 to	29.27
	12/31/2012		—	1.25 to	1.24	—	—	0.55 to	0.75	11.11 to	10.89
	12/31/2011		—	1.13 to	1.12	—	—	0.55 to	0.75	2.17 to	1.97
	12/31/2010		89,263	1.10 to	1.10	98,275	0.73	0.55 to	0.75	9.84 to	9.62
	12/31/2009	(1)	89,984	1.00 to	1.00	90,278	—	0.55 to	0.75	0.34 to	0.31
TA Clarion Global Real Estate Securities Initial Class
	12/31/2013		17,068	1.29 to	1.27	22,002	5.39	0.55 to	0.75	3.33 to	3.12
	12/31/2012		18,208	1.25 to	1.23	22,725	3.55	0.55 to	0.75	24.56 to	24.32
	12/31/2011		18,382	1.00 to	0.99	18,426	6.35	0.55 to	0.75	(6.25) to	(6.44)
	12/31/2010		22,275	1.07 to	1.06	23,833	6.32	0.55 to	0.75	15.03 to	14.80
	12/31/2009		24,295	0.93 to	0.92	22,605	—	0.55 to	0.75	32.69 to	32.43
TA JPMorgan Enhanced Index Initial Class
	12/31/2013		11,968	1.65 to	1.63	19,760	0.77	0.55 to	0.75	31.79 to	31.53
	12/31/2012		30,676	1.25 to	1.24	38,431	1.14	0.55 to	0.75	15.71 to	15.48
	12/31/2011		30,676	1.08 to	1.07	33,213	1.22	0.55 to	0.75	0.19 to	(0.01)
	12/31/2010		30,676	1.08 to	1.07	33,150	1.34	0.55 to	0.75	14.55 to	14.32
	12/31/2009		30,676	0.94 to	0.94	28,940	2.10	0.55 to	0.75	28.88 to	28.63
TA MFS International Equity Initial Class
	12/31/2013		8,605	1.49 to	1.46	12,768	1.17	0.55 to	0.75	17.45 to	17.21
	12/31/2012		8,440	1.27 to	1.25	10,664	1.66	0.55 to	0.75	21.48 to	21.24
	12/31/2011		8,875	1.04 to	1.03	9,233	1.15	0.55 to	0.75	(10.55) to	(10.73)
	12/31/2010		9,244	1.16 to	1.15	10,755	1.44	0.55 to	0.75	9.89 to	9.67
	12/31/2009		8,879	1.06 to	1.05	9,402	2.88	0.55 to	0.75	31.96 to	31.70
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2013		—	1.99 to	1.96	—	—	0.55 to	0.75	38.38 to	38.11
	12/31/2012		—	1.44 to	1.42	—	—	0.55 to	0.75	8.48 to	8.27
	12/31/2011		—	1.32 to	1.31	—	—	0.55 to	0.75	(7.22) to	(7.40)
	12/31/2010		—	1.43 to	1.41	—	—	0.55 to	0.75	33.17 to	32.90
	12/31/2009		—	1.07 to	1.06	—	—	0.55 to	0.75	59.68 to	59.36
TA Multi-Managed Balanced Initial Class
	12/31/2013		101,510	1.55 to	1.54	156,705	1.60	0.55 to	0.75	17.45 to	17.21
	12/31/2012		101,595	1.32 to	1.31	133,605	1.76	0.55 to	0.75	11.95 to	11.73
	12/31/2011		11,756	1.18 to	1.17	13,817	2.35	0.55 to	0.75	3.47 to	3.26
	12/31/2010	(1)	12,130	1.14 to	1.14	13,785	0.55	0.55 to	0.75	13.68 to	13.53

16

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

			Unit Fair Value				Expense		Total Return***
			Corresponding to			Investment	Ratio**		Corresponding to
	Year		Lowest to Highest		Net	Income	Lowest to		Lowest to Highest
Subaccount	Ended	Units	Expense Ratio		Assets	Ratio*	Highest		Expense Ratio
TA PIMCO Total Return Initial Class
	12/31/2013	171,583	$1.47 to	$1.44	$251,155	2.16%	0.55% to	0.75%	(3.08)% to	(3.27)%
	12/31/2012	177,733	1.51 to	1.49	268,490	4.09	0.55 to	0.75	6.96 to	6.74
	12/31/2011	183,488	1.41 to	1.40	259,180	2.36	0.55 to	0.75	5.69 to	5.48
	12/31/2010	256,796	1.34 to	1.32	342,894	3.84	0.55 to	0.75	6.61 to	6.40
	12/31/2009	335,317	1.25 to	1.24	419,756	5.99	0.55 to	0.75	15.40 to	15.17
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2013	—	1.66 to	1.64	—	—	0.55 to	0.75	35.57 to	35.30
	12/31/2012	—	1.22 to	1.21	—	—	0.55 to	0.75	15.75 to	15.52
	12/31/2011	—	1.06 to	1.05	—	—	0.55 to	0.75	(3.19) to	(3.38)
	12/31/2010	—	1.09 to	1.09	—	—	0.55 to	0.75	29.70 to	29.44
	12/31/2009	—	0.84 to	0.84	—	—	0.55 to	0.75	42.43 to	42.15
TA T. Rowe Price Small Cap Initial Class
	12/31/2013	6,629	2.03 to	2.00	13,429	0.06	0.55 to	0.75	43.28 to	43.00
	12/31/2012	4,451	1.42 to	1.40	6,302	—	0.55 to	0.75	15.06 to	14.83
	12/31/2011	4,647	1.23 to	1.22	5,718	—	0.55 to	0.75	1.14 to	0.94
	12/31/2010	18,645	1.22 to	1.21	22,684	—	0.55 to	0.75	33.69 to	33.42
	12/31/2009	21,751	0.91 to	0.90	19,794	—	0.55 to	0.75	37.95 to	37.67
TA TS&W International Equity Initial Class
	12/31/2013	4,368	1.34 to	1.32	5,848	1.36	0.55 to	0.75	23.66 to	23.42
	12/31/2012	4,268	1.08 to	1.07	4,621	2.80	0.55 to	0.75	16.11 to	15.88
	12/31/2011	11,503	0.93 to	0.92	10,726	1.33	0.55 to	0.75	(14.76) to	(14.93)
	12/31/2010	11,645	1.09 to	1.08	12,739	2.02	0.55 to	0.75	7.89 to	7.67
	12/31/2009	11,127	1.01 to	1.01	11,283	0.13	0.55 to	0.75	25.20 to	24.95
TA Vanguard ETF - Balanced Initial Class
	12/31/2013	343,806	1.28 to	1.27	438,865	1.36	0.55 to	0.75	11.15 to	10.93
	12/31/2012	198,735	1.15 to	1.14	229,317	1.31	0.55 to	0.75	8.07 to	7.86
	12/31/2011	198,735	1.07 to	1.06	212,184	1.23	0.55 to	0.75	1.01 to	0.81
	12/31/2010	149,449	1.06 to	1.05	157,962	—	0.55 to	0.75	10.47 to	10.25
	12/31/2009	—	0.96 to	0.95	—	—	0.55 to	0.75	15.98 to	15.75
TA Vanguard ETF - Growth Initial Class
	12/31/2013	—	1.31 to	1.29	—	—	0.55 to	0.75	18.44 to	18.20
	12/31/2012	—	1.11 to	1.09	—	—	0.55 to	0.75	11.18 to	10.95
	12/31/2011	—	0.99 to	0.99	—	—	0.55 to	0.75	(1.40) to	(1.59)
	12/31/2010	—	1.01 to	1.00	—	—	0.55 to	0.75	12.53 to	12.31
	12/31/2009	—	0.90 to	0.89	—	—	0.55 to	0.75	23.00 to	22.76
TA WMC Diversified Growth Initial Class
	12/31/2013	25,083	1.38 to	1.36	34,606	1.06	0.55 to	0.75	31.74 to	31.48
	12/31/2012	25,032	1.05 to	1.04	26,226	0.30	0.55 to	0.75	12.55 to	12.32
	12/31/2011	32,373	0.93 to	0.92	30,148	0.35	0.55 to	0.75	(4.26) to	(4.45)
	12/31/2010	37,865	0.98 to	0.97	36,848	0.55	0.55 to	0.75	17.17 to	16.93
	12/31/2009	42,101	0.83 to	0.83	34,983	0.93	0.55 to	0.75	28.49 to	28.23
Vanguard® Equity Index
	12/31/2013	899,895	1.64 to	1.61	1,464,744	1.66	0.55 to	0.75	31.46 to	31.20
	12/31/2012	716,427	1.25 to	1.23	888,423	1.33	0.55 to	0.75	15.22 to	14.99
	12/31/2011	412,525	1.08 to	1.07	445,553	1.50	0.55 to	0.75	1.38 to	1.18
	12/31/2010	394,963	1.07 to	1.06	420,270	2.09	0.55 to	0.75	14.29 to	14.06
	12/31/2009	499,129	0.93 to	0.93	464,706	2.38	0.55 to	0.75	25.75 to	25.50

17

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

			Unit Fair Value				Expense		Total Return***
			Corresponding to			Investment	Ratio**		Corresponding to
	Year		Lowest to Highest		Net	Income	Lowest to		Lowest to Highest
Subaccount	Ended	Units	Expense Ratio		Assets	Ratio*	Highest		Expense Ratio
Vanguard® International
	12/31/2013	168,488	$1.22 to	$1.20	$203,429	1.14%	0.55% to	0.75%	22.58% to	22.34%
	12/31/2012	116,489	0.99 to	0.98	114,971	0.68	0.55 to	0.75	19.48 to	19.24
	12/31/2011	26,827	0.83 to	0.83	22,339	0.09	0.55 to	0.75	(14.01) to	(14.18)
	12/31/2010	839	0.97 to	0.96	813	1.96	0.55 to	0.75	15.09 to	14.86
	12/31/2009	31,264	0.84 to	0.84	26,186	2.74	0.55 to	0.75	42.00 to	41.72
Vanguard® Mid-Cap Index
	12/31/2013	279,573	1.73 to	1.71	481,738	1.08	0.55 to	0.75	34.19 to	33.92
	12/31/2012	230,632	1.29 to	1.27	296,223	0.61	0.55 to	0.75	15.18 to	14.95
	12/31/2011	85,396	1.12 to	1.11	95,682	0.76	0.55 to	0.75	(2.57) to	(2.76)
	12/31/2010	38,993	1.15 to	1.14	44,829	1.10	0.55 to	0.75	24.68 to	24.44
	12/31/2009	133,116	0.92 to	0.92	122,205	1.80	0.55 to	0.75	39.60 to	39.33
Vanguard® REIT Index
	12/31/2013	232,982	1.36 to	1.34	316,275	2.45	0.55 to	0.75	1.77 to	1.57
	12/31/2012	242,361	1.34 to	1.32	322,146	1.03	0.55 to	0.75	16.81 to	16.58
	12/31/2011	89,788	1.15 to	1.13	102,675	1.50	0.55 to	0.75	7.85 to	7.63
	12/31/2010	66,956	1.06 to	1.05	70,993	2.84	0.55 to	0.75	27.55 to	27.30
	12/31/2009	82,180	0.83 to	0.83	68,335	5.14	0.55 to	0.75	28.44 to	28.18
Vanguard® Short-Term Investment Grade
	12/31/2013	486,912	1.32 to	1.30	641,026	2.07	0.55 to	0.75	0.52 to	0.32
	12/31/2012	380,533	1.32 to	1.30	499,355	2.19	0.55 to	0.75	3.84 to	3.64
	12/31/2011	285,117	1.27 to	1.25	360,860	3.21	0.55 to	0.75	1.46 to	1.26
	12/31/2010	262,268	1.25 to	1.24	327,173	2.89	0.55 to	0.75	4.64 to	4.44
	12/31/2009	272,292	1.19 to	1.18	324,228	3.18	0.55 to	0.75	13.24 to	13.01
Vanguard® Total Bond Market Index
	12/31/2013	926,309	1.39 to	1.37	1,283,967	2.52	0.55 to	0.75	(2.82) to	(3.02)
	12/31/2012	619,968	1.43 to	1.41	884,318	2.18	0.55 to	0.75	3.45 to	3.25
	12/31/2011	381,235	1.38 to	1.37	526,583	3.14	0.55 to	0.75	7.06 to	6.85
	12/31/2010	420,702	1.29 to	1.28	542,839	3.56	0.55 to	0.75	5.92 to	5.71
	12/31/2009	524,086	1.22 to	1.21	637,586	3.81	0.55 to	0.75	5.36 to	5.15
Wanger International
	12/31/2013	13,880	1.81 to	1.78	25,119	2.56	0.55 to	0.75	21.70 to	21.46
	12/31/2012	15,531	1.49 to	1.47	23,097	1.22	0.55 to	0.75	20.90 to	20.65
	12/31/2011	16,368	1.23 to	1.22	20,134	6.11	0.55 to	0.75	(15.09) to	(15.26)
	12/31/2010	12,338	1.45 to	1.43	17,873	2.53	0.55 to	0.75	24.24 to	23.99
	12/31/2009	16,837	1.17 to	1.16	19,624	3.40	0.55 to	0.75	48.96 to	48.67
Wanger USA
	12/31/2013	27,391	1.70 to	1.68	46,570	0.15	0.55 to	0.75	33.02 to	32.76
	12/31/2012	42,757	1.28 to	1.26	54,711	0.32	0.55 to	0.75	19.36 to	19.12
	12/31/2011	43,652	1.07 to	1.06	46,809	—	0.55 to	0.75	(4.02) to	(4.21)
	12/31/2010	44,894	1.12 to	1.11	50,166	—	0.55 to	0.75	22.68 to	22.44
	12/31/2009	51,528	0.91 to	0.90	46,941	—	0.55 to	0.75	41.45 to	41.17
WFAVT Small Cap Value
	12/31/2013	3,236	1.27 to	1.25	4,118	—	0.55 to	0.75	14.13 to	13.90
	12/31/2012	—	1.12 to	1.10	—	—	0.55 to	0.75	13.37 to	13.14
	12/31/2011	—	0.98 to	0.97	—	—	0.55 to	0.75	(7.77) to	(7.95)
	12/31/2010	—	1.07 to	1.06	—	—	0.55 to	0.75	16.61 to	16.38
	12/31/2009	—	0.91 to	0.91	—	—	0.55 to	0.75	59.30 to	58.99

18

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

19

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

5. Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. TFLIC also deducts an annual charge during the accumulation phase, not to exceed $30, proportionately from the subaccounts’ unit values. An annual charge ranging from .40% to .60% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

20

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2013

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

21

PART	C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a)	Resolution of the Board of Directors of Transamerica Financial Life Insurance Company authorizing establishment of the Separate Account. Note 8.

(2)		Not Applicable.

(3)	(a)	Amended and Reinstated Principal Underwriting Agreement. Note 14.

(3)	(a)(1)	Amendment No. 1 to the Amended and Restated Principal Underwriting Agreement. Note 14

(3)	(a)(2)	Amendment No. 2 and Novation to the Amended and Restated Principal Underwriting Agreement. Note 18

(3)	(a)(3)	Amended and Restated Principal Underwriting Agreement. Note 30.

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 2.

	(c)	Form of Life Insurance Company Product Sales Agreement Note 20

(4)	(a)	Form of Rider. Note 14.

(5)	(a)	Form of Application. Note 14.

(6)	(a)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 1.

(6)	(a)(1)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 27.

	(b)	ByLaws of Transamerica Financial Life Insurance Company. Note 1.

(6)	(b)(1)	Bylaws of Transamerica Financial Life Insurance Company Note 28.

(7)		Reinsurance Agreement (Swiss RE). Note 23

(8)	(a)	Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 2.

(8)	(a)(1)	Amendment No. 16 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 3.

(8)	(a)(2)	Amendment No. 17 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 4.

(8)	(a)(3)	Amendment No. 30 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 5.

(8)	(a)(4)	Amendment No. 31 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 9.

(8)	(a)(5)	Amendment No. 32 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 14.

(8)	(a)(6)	Amendment No. 36 to Participation Agreement (TST) Note 21

(8)	(a)(7)	Amendment No. 38 to Participation Agreement (TST). Note 23.

(8)	(a)(8)	Amendment No. 42 to Participation Agreement (TST). Note 24.

(8)	(a)(9)	Amendment No. 43 to Participation Agreement (TST). Note 25

(8)	(a)(10)	Amendment to No. 44 to Participation Agreement (TST). Note 26.

(8)	(a)(11)	Participation Agreement (TST). Note 30.

(8)	(a)(12)	Amendment No. 1 to Participation Agreement (TST). Note 33

(8)	(a)(13)	Schedule A Revision 9-3-2013 (TST). Note 35

(8)	(a)(14)	Schedule A Revision 9-18-2013 (TST). Note 34

(8)	(a)(15)	Schedule A Revision 10-31-2013 (TST). Note 34

(8)	(a)(16)	Schedule A Revision 5-1-2014 (TST). Note 35

(8)	(b)	Participation Agreement (Alliance). Note 10.

(8)	(b)(1)	Amendment No. 1 to Participation Agreement (AllianceBernstein). Note 14

(8)	(b)(2)	Amendment to Participation Agreement (AllianceBernstein). Note 30.

(8)	(c)	Participation Agreement (Credit Suisse). Note 11

(8)	(c)(1)	Restatement of Participation Agreement (Credit Suisse). Note 14

(8)	(c)(2)	Amendment No. 1 to Participation Agreement (Credit Suisse). Note 14

(8)	(c)(3)	Amendment No. 2 to Participation Agreement (Credit Suisse). Note 14

(8)	(d)	Participation Agreement (DFA) Note.14

(8)	(d)(1)	Amendment No. 2 to Participation Agreement (DFA). Note 35

(8)	(e)	Participation Agreement (Dreyfus). Note 12

(8)	(e)(1)	Amendment No. 6 to the Fund Participation Agreement (Dreyfus). Note 14

(8)	(e)(2)	Amendment No. 11 to Participation Agreement (Dreyfus). Note 29.

(8)	(e)(3)	Amendment No. 13 to Participation Agreement (Dreyfus). Note 35

(8)	(f)	Participation Agreement (Federated). Note 14

(8)	(f)(1)	Amendment to Fund Participation Agreement (Federated). Note 14

(8)	(f)(2)	Participation Agreement (Federated). Note 29.

(8)	(g)	Participation Agreement (Gartmore). Note 14

(8)	(g)(1)	Amendment No. 2 to Participation Agreement (Nationwide). Note 29.

(8)	(g)(2)	Amendment No. 3 to Participation Agreement (Nationwide). Note 35

(8)	(h)	Form of Participation Agreement (Seligman). Note 14

(8)	(i)	Participation Agreement (SteinRoe). Note 17

(8)	(i)(1)	Participation Agreement between TLIC, TFLIC, Monumental, TOLIC and Columbia. Note 29.

(8)	(i)(2)	Amendment No. 1 to Participation Agreement (Columbia Funds). Note 29.

(8)	(i)(3)	Assignment and Assumption PBL to Mon (Columbia Funds). Note 29.

(8)	(i)(4)	Amendment No. 2 to Participation Agreement (Columbia Funds). Note 29.

(8)	(i)(5)	Amendment No. 3 to Participation Agreement (Columbia Funds). Note 29.

(8)	(i)(6)	Amendment to the Agreements (Columbia Funds). Note 29.

(8)	(i)(7)	Amendment to Participation Agreement (Columbia). Note 30.

(8)	(i)(8)	Amendment to Participation Agreement (Columbia). Note 30.

(8)	(j)	Participation Agreement (Wells Fargo). Note 17

(8)	(j)(1)	Amendment No. 1 to Participation Agreement (Wells Fargo). Note 26.

(8)	(j)(2)	Amendment to Participation Agreement (Wells Fargo). Note 30.

(8)	(j)(3)	Amendment No. 3 to Participation Agreement (Wells Fargo). Note 35

(8)	(k)	Participation Agreement (Vanguard). Note 17

(8)	(k)(1)	Amendment No. 2 to Participation Agreement (Vanguard). Note 35

(8)	(l)	Participation Agreement (Fidelity VIP and VIP V). Note 29.

(8)	(l)(1)	Amendment No. 5 to Participation Agreement (Fidelity VIP and VIP V). Note 29.

(8)	(l)(2)	Amendment No. 8 to Participation Agreement (Fidelity VIP and VIP V). Note 29.

(8)	(l)(3)	Amendment No. 9 to Participation Agreement (Fidelity VIP and VIP V). Note 32

(8)	(m)	Participation Agreement (Fidelity VIP II and VIP V). Note 29.

(8)	(m)(1)	Amendment No. 6 to Participation Agreement (Fidelity VIP II and VIP V). Note 29.

(8)	(m)(2)	Amendment No. 9 to Participation Agreement (Fidelity VIP II and VIP V). Note 29.

(8)	(m)(3)	Amendment No. 10 to Participation Agreement (Fidelity VIP II and VIP V). Note 31

(8)	(n)	Participation Agreement (Fidelity VIP III). Note 29.

(8)	(n)(1)	Amendment No. 4 to Participation Agreement (Fidelity VIP III). Note 29.

(8)	(n)(2)	Amendment No. 7 to Participation Agreement (Fidelity VIP III). Note 29.

(8)	(o)	Summary Prospectus Agreement (Fidelity). Note 29.

(8)	(o)(1)	Amended and Restated Participation Agreement (Fidelity). Note 35

(8)	(o)(2)	Schedule A Revision 5-1-2014 (Fidelity). Note 35

(8)	(p)	Participation Agreement (Wanger). Note 14

(8)	(p)(1)	Amendment No. 1 to Participation Agreement (Wanger). Note 14

(8)	(p)(2)	Amendment No. 2 to Participation Agreement (Wanger). Note 29.

(9)	(a)	Opinion and Consent of Counsel. Note 35.

	(b)	Consent of Counsel. Note 29.

(10)	(a)	Consent of Independent Registered Public Accounting Firm. Note 35.

	(b)	Opinion and Consent of Actuary. Note 15.

(11)	Not applicable.

(12)	Not applicable.

(13)	Performance Data Calculations. Note 15.

(14)

Powers of Attorney. Elizabeth Belanger, William Brown Jr., Steven E. Frushtick, Eric J. Martin, Karen R. Wright, John T. Mallett, Peter P. Post, Peter G. Kunkel, Marc Cahn. Note 30.

(J. Kelly Adams) Note 31

Note 1.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) on October 29, 2003.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 1998.

Note 3.	Incorporated herein by reference to Initial Filing of Form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 33-33085) on April 27, 2001.

Note 5.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-116562) on July 26, 2004.

Note 6.	Filed with Pre-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-83560) on October 28, 2004.

Note 7.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-104243) on April 2, 2003.

Note 8.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-122235) on January 24, 2005.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109580) on January 7, 2005.

Note 10.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-110048) filed on December 30, 2003.

Note 11.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-65149) filed on October 1, 1998.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63086) filed on September 13, 2001.

Note 13.	Incorporated herein by reference to Initial Filing on N-4 Registration Statement (File No. 333-65151) filed on October 1, 1998.

Note 14.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) on July 1, 2005.

Note 15.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) on April 28, 2006

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-110048) filed on February 5, 2007.

Note 17.	Filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-122235) on April 27, 2007.

Note 18.	Filed with Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 33-83560) on April 30, 2007.

Note 19.	Filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-122235) on December 21, 2007.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125817) on February 15, 2008.

Note 21.	Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-122235) filed on April 29, 2008.

Note 22.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-147041) filed on August 7, 2008.

Note 23.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-122235) filed on April 28, 2009.

Note 24.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-122235) filed on April 29, 2010.

Note 25.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010

Note 26.	Filed with Post - Effective Amendment No. 10 to Form N-4 Registration (File No. 333 - 122235) filed on April 27, 2011.

Note 27.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 28.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 29.	Filed with Post - Effective Amendment No. 11 to Form N-4 Registration (File No. 333 - 122235) filed on April 25, 2012.

Note 30.	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333 - 122235) filed on April 25, 2013.

Note 31.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-189436) filed on September 11, 2013.

Note 32.	Incorporated herein by reference to Post-Effective Amendment No. 40 to Form N-4 Registration Statement (File No. 33-83560) on October 25, 2013.

Note 33.	Incorporated herein by reference to Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) on August 16, 2013.

Note 34.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189436) on October 2, 2013.

Note 35.	Filed herewith

Item 25.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

William Brown, Jr. 14 Windward Avenue White Plains, NY 10605	Director

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Controller

Peter P. Post 64 Middle Patent Rd. Armonk, NY 10504	Director

Steven E. Frushtick 500 5th Avenue New York, NY 10110	Director

Peter G. Kunkel 440 Mamaroneck Ave. Harrison, NY 10528	Director, Chairman of the Board, and President

Elizabeth Belanger 440 Mamaroneck Ave. Harrison, NY 10528	Director and Vice President

John T. Mallett 4333 Edgewood Rd NE Cedar Rapids, IA 52499	Director and Vice President

Marc Cahn 440 Mamaroneck Avenue Harrison, NY 10528	Director, Vice President, Assistant Secretary and Division General Counsel

J. Kelly Adams 1400 Center View Dr. Little Rock, Arkansas 7211	Chief Financial Officer and Vice President

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%) ; Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own comon shares of stock	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Invesments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	Affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor

Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.

Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of February 28, 2014 there were 74 Contract owners.

Item 28.	Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Jeffrey T. McGlaun	(3)	Assistant Treasurer

C. Michael Van Katwijk	(3)	Treasurer

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$ 26,143	0	0	0

(1)	Fiscal Year 2013

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4 Manhattanville Road, Purchase, NY 10577; or at Service Office, Financial Markets Group – Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 18th day of April, 2014.

TFLIC SEPARATE ACCOUNT VNY

TRANSAMERICA FINANCIAL LIFE
INSURANCE COMPANY

Depositor

*
Peter G. Kunkel
President, Director, and Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director, President and	, 2014
Peter G. Kunkel	Chairman of the Board

*	Director and Vice President	, 2014
Elizabeth Belanger

*	Director	, 2014
Steven E. Frushtick

*	Controller	, 2014
Eric J. Martin

*	Chief Financial Officer and	, 2014
J. Kelly Adams	Vice President

*	Director and Vice President	, 2014
John T. Mallett

*	Director	, 2014
Peter P. Post

*	Director	, 2014
William Brown, Jr.

*	Director, Vice President,	, 2014
Marc Cahn	Assistant Secretary and
Division General Counsel

/s/ Darin D. Smith	Vice President, Assistant	April 18, 2014
*By: Darin D. Smith	Secretary and Managing Assistant
General Counsel

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-122235

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT VNY

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(a)(13)	Schedule A Revision 9-3-2013 (TST)

8(a)(16)	Schedule A Revision 5-1-2014 (TST)

8(d)(1)	Amendment No. 2 to Participation Agreement (DFA)

8(e)(3)	Amendment No. 13 to Participation Agreement (Dreyfus)

8(g)(2)	Amendment No. 3 to Participation Agreement (Nationwide)

8(j)(3)	Amendment No. 3 to Participation Agreement (Wells Fargo)

8(k)(1)	Amendment No. 2 to Participation Agreement (Vanguard)

8(o)(1)	Amended and Restated Participation Agreement (Fidelity)

8(o)(2)	Schedule A Revision 5-1-2014 (Fidelity)

9(a)	Opinion and Consent of Counsel

10(a)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.